                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               CHIRON CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
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     (4) Date Filed:
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
(paste-up Chiron name only here)

                                                                  April 11, 1997

To the Stockholders of
CHIRON CORPORATION

    You are cordially invited to attend the Annual Meeting of Stockholders of Chiron Corporation on May 15, 1997, at 10:00 a.m., which will be held in the auditorium at our Emeryville headquarters, 1450 53rd Street, Emeryville, California 94608.

    The attached Notice of Annual Meeting and Proxy Statement explain the business to be conducted at the Annual Meeting.

    Also included in this package is Chiron's 1996 Annual Report. The Annual Report is in summary form, and contains selected financial data, our letter to stockholders, and highlights of operations. You will find the Company's audited consolidated financial statements enclosed as a separate brochure in a pocket at the back of the Annual Report.

    Whether or not you plan to attend the Annual Meeting, please sign, date, and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by giving notice and voting in person at the Annual Meeting.

    We look forward to seeing you at the Annual Meeting.

                                 EDWARD E. PENHOET

                                 EDWARD E. PENHOET,

                                   PRESIDENT AND

                                   CHIEF EXECUTIVE OFFICER

                               CHIRON CORPORATION
                               4560 HORTON STREET
                          EMERYVILLE, CALIFORNIA 94608

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          MAY 15, 1997, AT 10:00 A.M.

    You are hereby notified that the Annual Meeting of Stockholders of Chiron Corporation ("Chiron" or the "Company") will be held at 1450 53rd Street, Emeryville, California, on Thursday, May 15, 1997, at 10:00 a.m., for the following purposes:

        1. To elect three Class I directors to hold office for three years and one Class III director to hold office for two years;

        2. To consider and vote upon a proposal to adopt the Company's 1997 Employee Stock Purchase Plan;

        3. To consider and vote upon a proposal to amend the Company's 1991 Stock Option Plan: (a) to increase the maximum number of shares that may be issued under the Plan by 13 million shares to 50,262,347 shares; (b) to permit all such shares (50,262,347) to be issued under incentive stock options; (c) to authorize discretionary grants of options and other awards under the Plan to non-employee directors and (d) to eliminate certain regulatory restrictions, including restrictions on amendments to the Plan, as permitted by recent amendments to Rule 16b-3 issued by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934;

        4. To ratify the selection of KPMG Peat Marwick LLP as independent auditors for the current fiscal year; and

        5. To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

    Stockholders of record at the close of business on April 1, 1997 will be entitled to vote at the Annual Meeting. A list of the stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days prior to the meeting at the principal executive office of the Company at 4560 Horton Street, Emeryville, California 94608.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED. The prompt return of your proxy will assist us in preparing for the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          WILLIAM G. GREEN
                                          WILLIAM G. GREEN,
                                            SECRETARY

Emeryville, California
April 11, 1997

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 15, 1997

    These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of CHIRON CORPORATION, a Delaware corporation ("Chiron" or the "Company"), for the Annual Meeting of Stockholders of Chiron (the "Annual Meeting"), to be held in the auditorium at our Emeryville headquarters, 1450 53rd Street, Emeryville, California 94608 at 10:00 a.m. on May 15, 1997, and at any adjournments or postponements of the Annual Meeting. These proxy materials were first mailed to stockholders on or about April 11, 1997.

                               PURPOSE OF MEETING

    The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each of these proposals is described in more detail in subsequent sections of this Proxy Statement. All references in this Proxy Statement to share amounts of Chiron Corporation Common Stock have been restated to reflect a four-for-one stock split, in the form of a stock dividend, that was effective August 2, 1996.

                         VOTING RIGHTS AND SOLICITATION

    The Company has one type of security entitled to vote at the Annual Meeting, its Common Stock (the "Common Stock"). If you were a stockholder of record of Common Stock at the close of business on April 1, 1997, you may vote at the Annual Meeting. Each share entitles you to one vote on each matter to come before the Annual Meeting. On April 1, 1997, there were 172,456,285 shares of Common Stock issued and outstanding. The Certificate of Incorporation of the Company does not provide for cumulative voting. If you were a stockholder of record of Cetus Corporation common stock at the close of business on April 1, 1997, and have not exchanged your Cetus common stock for Chiron Common Stock, you nevertheless may vote at the Annual Meeting. Each share of Cetus common stock entitles you to 0.3 of one vote on each matter to come before the Annual Meeting. If you were a stockholder of record of Viagene, Inc. common stock at the close of business on April 1, 1997, and have not exchanged your Viagene common stock for Chiron Common Stock, you nevertheless may vote at the Annual Meeting. Each share of Viagene common stock entitles you to .095220 of one vote on each matter to come before the Annual Meeting.

    If you are unable to attend the Annual Meeting, you may vote by proxy. The enclosed proxy is solicited by the Chiron Board of Directors and, when the proxy card is returned properly completed, it will be voted as you direct on your proxy card. You are urged to specify your choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock represented by such proxy will be voted "FOR" Proposals 1, 2, 3 and 4 and will be voted in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting.

    You may revoke or change your proxy at any time before it is exercised at the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date than appears on the proxy you wish to revoke to the Secretary of Chiron, William G. Green, at the Company's principal executive office. You also may revoke your proxy by giving notice and voting in person at the Annual Meeting.

    The Company will pay the cost of soliciting these proxies, including the printing, handling, and mailing of the proxies and related material, and the actual expenses incurred by brokerage houses, custodians, nominees, and fiduciaries in forwarding proxy material to the beneficial owners of stock. To assure that holders of a majority of the stock will be present in person or by proxy at the Annual Meeting, certain officers, directors, and regular employees of Chiron may solicit proxies by telephone, telegraph, facsimile or in person. These persons will receive no extra compensation for their services.

                               VOTING PROCEDURES

    The four nominees for election as directors at the 1997 Annual Meeting of Stockholders who receive the greatest number of votes cast for the election of directors at that meeting by the holders of the Company's Common Stock, entitled to vote at that meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes.

    The affirmative vote of the majority of shares of Common Stock having voting power present in person or represented by proxy and entitled to vote at the Annual Meeting, a quorum being present, is required to adopt the proposals relating to approval of the amended Chiron 1991 Stock Option Plan and the Chiron Corporation 1997 Employee Stock Purchase Plan.

    The Inspector of Elections will treat an abstention or withholding of authority to vote on the election of directors by a stockholder present in person or represented by proxy at the meeting as unvoted for such purposes. The Inspector of Elections will treat an abstention as to the proposal relating to approval of the amended Chiron 1991 Stock Option Plan or the proposal relating to approval of the 1997 Employee Stock Purchase Plan by a stockholder present in person or represented by proxy at the meeting as a vote "against" the matter for such purposes. However, pursuant to Delaware law and the Company's Bylaws, broker non-votes as to the proposal relating to approval of the amended Chiron 1991 Stock Option Plan or the proposal relating to approval of the 1997 Employee Stock Purchase Plan are treated as shares of Common Stock not present, or represented, and not entitled to vote on such proposals, will not be counted as votes for or against, and will not be included in calculating the number of votes necessary for approval of such proposals.

                              NOVARTIS TRANSACTION

    Effective January 1, 1995, Ciba-Geigy Limited and the Company closed a series of transactions (the "Closing") to form a strategic alliance. Pursuant to such transactions, Chiron and Novartis AG [the successor by consolidation to Ciba-Geigy Limited and Sandoz Limited ("Novartis")] will collaborate to discover, develop, manufacture and market biotechnology and other healthcare products as the parties may agree from time to time on a global scale. Under the terms of a cooperation and collaboration agreement between Chiron and Novartis, the companies will treat one another as preferred partners in seeking to leverage the complementary strengths of the two companies through cooperative approaches, but each will remain independent to pursue projects outside of the alliance. As part of the 1995 transactions, Ciba-Geigy Limited purchased through a partial tender offer 47,441,868 shares of the Company's outstanding Common Stock at $29.25 per share. In addition, Chiron issued to Ciba-Geigy Limited 26.4 million new shares of Common Stock and made a cash payment of $23.5 million in exchange for all of the outstanding common stock of Ciba Corning Diagnostics Corp., now called Chiron Diagnostics Corporation ("Chiron Diagnostics"), and Ciba-Geigy Limited's interests in Chiron Vaccines Company ("Chiron Vaccines"), formerly The Biocine Company, and Chiron S.p.A., formerly Biocine S.p.A. The shares of Common Stock acquired in these transactions, when combined with the approximately 5,469,488 shares that Ciba-Geigy Limited already held and 8,440 shares acquired subsequent to the transactions, result in Novartis owning shares of Common Stock representing approximately 46.1 percent of the outstanding Common Stock of the Company as of February 28, 1997.

    On November 20, 1994, Chiron and Ciba-Geigy Limited entered into an agreement (the "Governance Agreement") which contains terms relating to the corporate governance of the Company following the Closing and the acquisition and disposition of securities of the Company by Novartis and its subsidiaries.

The Governance Agreement provides that, from and after the Closing, the Board of Directors of the Company will be comprised of 11 directors (each, a "Director"), and the number of directors may be increased only as described below. The Nominating Committee of the Board of Directors (the "Nominating Committee") will nominate persons to serve as Directors as described below, and each person so nominated will be included in management's slate of nominees for each annual meeting of the stockholders of the Company. The Governance Agreement further provides that the Nominating Committee will nominate three persons to serve as management Directors (each a "Management Director"), two of whom will be the two most senior executives of the Company and the third of whom will be an employee of the Company (or a person otherwise designated as a Management Director by the Nominating Committee). In addition, Novartis will have the right to designate three persons to serve as Directors (each, an "Investor Director"), any of whom may be officers or employees of Novartis or its affiliates. If, however, Novartis' Percentage Interest (as defined below) for any period is less than 30 percent but at least 20 percent, during that period Novartis will instead have the right to designate for nomination only two Investor Directors, and, if Novartis' Percentage Interest is less than 20 percent for any period, during that period Novartis will instead have the right to designate for nomination only one Investor Director. As used herein, "Novartis' Percentage Interest" means the percentage of voting power, determined on the basis of the number of shares of voting stock actually outstanding, that is controlled directly or indirectly by Novartis or any subsidiary of Novartis (other than the Company and its subsidiaries), including by beneficial ownership. Finally, the Nominating Committee will nominate the remaining Directors (the "Independent Directors"), each of whom must have an outstanding reputation for personal integrity and distinguished achievement in areas relevant to the Company and, under the terms of the Governance Agreement, must meet certain criteria demonstrating such person's independence from both Novartis and the Company. Pursuant to the Governance Agreement, on January 4, 1995, the Board of Directors elected three nominees of Ciba-Geigy Limited: Dr. Alex Krauer, Mr. Pierre E. Douaze and Dr. Francois L'Eplattenier, to serve on the Board as representatives of Ciba-Geigy Limited. Effective May 17, 1996, Dr. L'Eplattenier resigned from the Board. In February 1997, the Board of Directors appointed Dr. Paul L. Herrling, a nominee of Novartis, to fill the vacancy resulting from Dr. L'Eplattenier's resignation.

    Under the terms of the Governance Agreement, in any election of directors or any meeting of stockholders of the Company called expressly for the removal of directors, so long as the Board of Directors includes (and will include after any such removal) the number of Investor Directors contemplated by the Governance Agreement, Novartis and its affiliates are required to be present for purposes of establishing a quorum and are required to vote all their shares of voting stock (i) in favor of any nominee or director selected or removed in accordance with the terms of the Governance Agreement, (ii) in favor of removal of any Director in circumstances where the number of Investor Directors is more than required under the terms of that Agreement and (iii) otherwise against the removal of any director designated in accordance with the Governance Agreement. In any other matter submitted to a vote of the stockholders of the Company, Novartis may vote any or all of its shares in its sole discretion, unless such matter was approved by Novartis or a majority of the Investor Directors in accordance with the terms of the Governance Agreement, in which case Novartis and its affiliates will cast all their votes in favor of such matter. Because a majority of the Investor Directors have approved the proposals relating to approval of the 1997 Employee Stock Purchase Plan and the amended 1991 Stock Option Plan, which are the subjects of Proposals 2 and 3 of this Proxy Statement, the Company anticipates that Novartis will cast all of its votes in favor of such matters at the Annual Meeting.

    STANDSTILL. Under the terms of the Governance Agreement, during the period beginning at the Closing and terminating at January 15, 2000 (the "First Standstill Period"), Novartis may not directly or indirectly, purchase or otherwise acquire any Equity Securities (as defined below) from any person other than the Company unless (i) such acquisition is a Market Purchase (as defined below) and (ii) immediately after such purchase or acquisition, Novartis' Percentage Interest would not exceed the greatest of (A) 49.9 percent, (B) the highest Novartis' Percentage Interest resulting from any acquisition by Novartis or its affiliates of Equity Securities that has been approved by a majority of the Independent Directors as described below and (C) the highest Novartis' Percentage Interest immediately following any action by the Company (including a purchase by the Company of outstanding Equity Securities or a sale of Equity Securities to Novartis or its affiliates by the Company) that increases Novartis' Percentage Interest.

    As defined in the Governance Agreement, "Equity Securities" means (i) the Common Stock and any other voting stock of the Company, (ii) any securities of the Company convertible into or exchangeable for Common Stock or other voting stock or (iii) any options, rights or warrants (or any similar securities) issued by the Company to acquire Common Stock or other voting stock, and "Market Purchase" means an acquisition of Equity Securities that is within the definition of "Rule 10b-18 Purchase" under Rule 10b-18 under the Securities Exchange Act of 1934 (the "Exchange Act") as in effect on November 20, 1994, that satisfies the conditions of paragraph (b) of Rule 10b-18.

    During the period beginning at the end of the First Standstill Period and terminating, if ever, at the date that Novartis and its affiliates become the beneficial owners of all outstanding shares of Equity Securities, the Governance Agreement further provides that Novartis may not directly or indirectly, purchase or otherwise acquire any Equity Securities from any person other than the Company unless (i) such acquisition is a Market Purchase and (ii) immediately after such purchase or acquisition, Novartis' Percentage Interest would not exceed the greatest of (A) 55 percent, (B) the highest Novartis' Percentage Interest resulting from any acquisition by Novartis or its affiliates of Equity Securities that has been approved by a majority of the Independent Directors as described below and (C) the highest Novartis' Percentage Interest immediately following any action by the Company (including a purchase by the Company of outstanding Equity Securities or a sale of Equity Securities to Novartis or its affiliates by the Company) that increases Novartis' Percentage Interest.

    Except with respect to a Buyout Transaction (as defined below) or the standstill provisions described above, the Governance Agreement provides that any other purchase or acquisition of Equity Securities by Novartis or its affiliates (other than the Company and its subsidiaries) from any person other than the Company will require the approval of a majority of the Independent Directors acting solely in the interest of the unaffiliated stockholders and in granting such approval, the Independent Directors, unless a majority of them decide otherwise, will require a purchase price for such Equity Securities reflecting a proportionate share of the then prevailing Third Party Sale Value (as defined below), except that no such purchase may increase Novartis' Percentage Interest above 79.9 percent.

    As defined in the Governance Agreement, "Third Party Sale Value" means the value that an unaffiliated third party would be expected (based on financial analyses generally used by investment bankers in the preparation of a fairness opinion for an acquisition transaction) to pay for all the Equity Securities of the Company in an arm's-length transaction negotiated by a willing seller and a willing buyer.

    BUYOUT TRANSACTION. The Governance Agreement provides that, notwithstanding the standstill provisions described above, at any time after the sixth anniversary of the Closing, but as early as the fifth anniversary of the Closing, if certain conditions exist, Novartis may propose and consummate a tender offer, merger, sale of substantially all of the Company's assets or similar transaction involving Novartis or one of its affiliates and the Company or the unaffiliated stockholders that (1) offers each unaffiliated stockholder the opportunity to dispose of all Equity Securities owned by such stockholder or otherwise provides for the acquisition of all Equity Securities owned by such stockholder, in each case for consideration reflecting such stockholder's proportionate share of consideration at least equal to the Third Party Sale Value (the "Third Party Sale Value Consideration") and (2) for each class of Equity Securities, provides the same consideration for each security within such class (any such transaction being referred to herein as a "Buyout Transaction"). Under the terms of the Governance Agreement, a Buyout Transaction may only be consummated pursuant to certain procedures specified therein.

    The Governance Agreement provides that until Novartis and its affiliates beneficially own all outstanding shares of Equity Securities, Novartis and its subsidiaries will not (i) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the proxy rules of the Securities and Exchange Commission) or seek to advise, encourage or influence any person or entity with respect to the voting of any shares of capital stock of the Company, initiate, propose or otherwise solicit stockholders of the Company for the approval of one or more stockholder proposals or induce or attempt to induce any other individual, firm, corporation, partnership or other entity to initiate any stockholder proposal; or (ii) deposit any shares of voting stock into a voting trust or subject any shares of voting stock to any arrangement or agreement with respect to the voting of such securities or form, join or in any way participate in or otherwise encourage the formation of, with respect to any shares of Common Stock, any group of persons formed for the purpose of acquiring, holding, voting or disposing of voting stock which would be required under Section 13(d) of the Exchange Act, and the rules and regulations thereunder, to file a statement on
Schedule 13D with the Commission as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned voting stock representing more than 5 percent of any class of voting stock then outstanding.

                             PRINCIPAL STOCKHOLDERS

    The following is the only person known by Chiron to own beneficially, as of February 28, 1997, 5 percent or more of the outstanding shares of its Common Stock.

    On February 28, 1997, there were 172,027,422 shares of Chiron Common Stock outstanding.

                                                                                 AMOUNT AND
                                                                                  NATURE OF
                                                                                 BENEFICIAL       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                                            OWNERSHIP (1)    OF CLASS
-----------------------------------------------------------------------------  ---------------  -----------
Novartis AG .................................................................    79,319,796(2)       46.1%
 Schwarzwaldallee 215
 CH-4002
 Basel, Switzerland

------------------------

(1) Under the terms of the Governance Agreement, Novartis is permitted to acquire up to 49.9 percent of the Company's Common Stock through market purchases and to participate pro rata in certain issuances of new securities by the Company. In addition, in certain instances, under the terms of a Market Price Option Agreement between Novartis and the Company, Novartis is permitted to purchase Common Stock directly from the Company upon the satisfaction of certain conditions. See "Related Transactions" below for a further discussion of Chiron's relationships with Novartis.

(2) Includes approximately 348,028 shares of the Company's Common Stock which underlie a convertible subordinated note held by Novartis.

                        SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth the beneficial ownership of Common Stock of Chiron as of February 28, 1997, by each director and nominee to the Board of Directors, the Chief Executive Officer and the four other most highly compensated executive officers and, as a group, by such persons and other executive officers of Chiron. All shares are subject to the named person's sole voting and investment power.

                                                                              AMOUNT AND
                                                                               NATURE OF
                                                                              BENEFICIAL     PERCENT OF
NAME OF BENEFICIAL OWNER                                                     OWNERSHIP (1)(2)  CLASS (3)
---------------------------------------------------------------------------  -------------  ------------
Lewis W. Coleman...........................................................       63,112         *
Pierre E. Douaze...........................................................       21,300         *
Donald A. Glaser...........................................................      363,391         *
William G. Green...........................................................      392,319         *
Paul L. Herrling...........................................................        1,491         *
Alex Krauer................................................................       21,300         *
Edward E. Penhoet..........................................................    1,011,556         *
William J. Rutter..........................................................    3,305,260          1.9%
Henri Schramek.............................................................       36,716         *
Jack W. Schuler............................................................      119,448         *
Pieter J. Strijkert........................................................       55,340         *
Lewis T. Williams..........................................................      152,681
Dennis L. Winger...........................................................      341,266         *
All directors and executive officers as a group (19 persons)...............    6,825,927          3.9%

------------------------

(1) This disclosure is made pursuant to certain rules and regulations promulgated by the Securities and Exchange Commission and, in certain instances, the number of shares shown as being beneficially owned may not be deemed to be beneficially owned for other purposes. Includes shares which are subject to options exercisable on or before April 29, 1997, in the following amounts: Mr. Coleman, 58,924 shares; Mr. Douaze, 21,300 shares; Dr. Glaser, 101,820 shares; Mr. Green, 350,149 shares; Dr. Herrling, 1,491 shares; Dr. Krauer, 21,300 shares; Dr. Penhoet, 703,112 shares; Dr. Rutter, 494,964 shares; Dr. Schramek, 36,716 shares; Mr. Schuler, 115,200 shares; Dr. Strijkert, 55,340 shares; Dr. Williams, 149,758 shares; Mr. Winger, 138,626 shares; and all directors and executive officers as a group, 2,896,641 shares.

(2) The number of shares shown as beneficially held does not include the following amounts of Common Stock underlying automatic share rights issuable to each non-employee director: Mr. Coleman, 1,720 shares; Mr. Douaze, 1,720 shares; Dr. Glaser, 1,720 shares; Dr. Herrling, 1,790 shares; Dr. Krauer, 1,720 shares; Dr. Schramek, 1,720 shares and Dr. Strijkert, 1,720 shares. The share rights vest in equal installments over five years from the date of grant. The terms of the automatic share rights are described below at page 10.

(3) Percentage of outstanding Common Stock and of Common Stock that may be acquired upon exercise of outstanding options on or before April 29, 1997, by the persons named above and by all directors and executive officers as a group. The asterisk (*) indicates that the shares beneficially owned represent less than one percent of the shares outstanding.

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

    Chiron has three classes of directors serving staggered three-year terms. Three directors presently serve in Class I, three directors in Class II and four directors in Class III. This year, the three directors presently serving in Class I are nominated to be reelected for three-year terms and one director serving in Class III is to be elected for a two-year term. Effective May 17, 1996, Dr. Francois L'Eplattenier, a Class III director, resigned from the Board of Directors. Under the Governance Agreement, Novartis has designated a successor to the Board position held by Dr. L'Eplattenier, Dr. Paul L. Herrling, who was elected by the Board to fill the Class III vacancy in February 1997.

    The Board of Directors has nominated the following candidates to stand for election as Class I directors, each of whom is nominated for a term expiring in 2000: Drs. Alex Krauer, Pieter J. Strijkert and Donald A. Glaser. The Board has also nominated Dr. Paul L. Herrling to stand for election as a Class III director for a term expiring in 1999. Each of the nominees is currently serving as a director. See "Novartis Transaction" at pp. 2-5 for a discussion of matters relating to Novartis' voting of shares held by it and its affiliates in any election of directors.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE.

    The persons named on the enclosed proxy (the "proxy holders") will vote for election of the above-named nominees unless you have withheld authority for them to do so on your proxy card. In the unanticipated event that a nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee named by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable to or who will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed above.

    Information as to the nominees, and as to each other director whose term will continue after the 1997 Annual Meeting of Stockholders, is given below.

                                                                                                              SERVED AS
                    NAME                           AGE                  PRINCIPAL OCCUPATION               DIRECTOR SINCE
---------------------------------------------      ---      ---------------------------------------------  ---------------
CLASS I (2000 CLASS)
  Donald A. Glaser...........................          70   Professor of Physics, of Molecular Biology,            1991
                                                             and of Neuroscience, in the Graduate School,
                                                             University of California, Berkeley
  Alex Krauer................................          66   Chairman of the Board, Novartis AG                     1995
  Pieter J. Strijkert........................          61   Chairman of the Board, IntroGene b.v.,                 1987
                                                             Pharming b.v. and New Drug Research
                                                             Foundation

CLASS II (1998 CLASS)
  Pierre E. Douaze...........................          56   Member of the Executive Committee of                   1995
                                                             Management and Head of Novartis Healthcare
  Edward E. Penhoet..........................          56   President and Chief Executive Officer, Chiron          1981
                                                             Corporation
  Henri Schramek.............................          78   Retired; Former Member of the Board of                 1989
                                                             Directors, Ciba-Geigy Limited

CLASS III (1999 CLASS)
  Lewis W. Coleman...........................          55   Senior Managing Director, Co-Director                  1991
                                                             Investment Banking, Montgomery Securities
  Paul L. Herrling...........................          49   Head of Research, Novartis Pharma AG                   1997
  William J. Rutter..........................          68   Chairman, Chiron Corporation                           1981
  Jack W. Schuler............................          56   Chairman, Stericycle, Inc.                             1990

CLASS I (2000 CLASS)

    DONALD A. GLASER was a founder of Cetus Corporation, a member of its Board of Directors from 1971 to 1991, and Chairman of the Board of Scientific Advisors of Cetus. He has served on the faculty at the University of California, Berkeley, since 1959. Dr. Glaser received a Nobel Prize in Physics in 1960.

    ALEX KRAUER was the Chairman of the Board and Chief Executive Officer of Ciba-Geigy Limited from 1987 through 1996, and is now the Chairman of the Board of Novartis AG.

    PIETER J. STRIJKERT is Chairman of the Board of three Dutch companies:
IntroGene b.v., Pharming b.v. and New Drug Research Foundation. Previously, he was a member of the Management Board of Gist-Brocades N.V., a fermentation and pharmaceutical company headquartered in The Netherlands, from 1985 until 1995, and was Chairman of the Supervisory Board of International Bio-Synthetics b.v., now called Bio-Specialties Division, a division of Gist-Brocades N.V.

CLASS II (1998 CLASS)

    PIERRE E. DOUAZE was a member of the Executive Committee of management of Ciba-Geigy Limited from 1991 to 1996, and Head of Ciba-Geigy Limited's Pharma and Self-Medication Division from 1989 to 1996. From December 1996 to the present, he has been a member of the Executive Committee of Novartis AG and Head of its Healthcare Division and Pharmaceutical Sectors.

    EDWARD E. PENHOET, a co-founder of the Company and a director since 1981, has served as Chief Executive Officer since the Company's inception. Dr. Penhoet has been a faculty member of the Biochemistry Department at the University of California, Berkeley, for 25 years. Since 1983, he has been an Adjunct Professor at that university.

    HENRI SCHRAMEK became a director of the Company in April 1989. He was with Ciba-Geigy Limited for thirty-eight years, having retired from operations in 1983 and having served as a Member of the Board of Directors of that company from 1983 to 1988 and as Vice Chairman of the Board of Directors from 1987 until 1988.

CLASS III (1999 CLASS)

    LEWIS W. COLEMAN is Senior Managing Director and Co-Director of Investment Banking at Montgomery Securities. Prior to joining Montgomery Securities, Mr. Coleman was Vice Chairman of the Board of Directors and the Chief Financial Officer of BankAmerica Corp. from February 1993 to December 1995. Mr. Coleman joined Bank of America in 1986 as Executive Vice President and Chief Credit Officer, World Banking Group. He also headed the Capital Markets Group and later served from 1990 to 1993 as Vice Chairman of the Board and Head of the World Banking Group at Bank of America.

    PAUL L. HERRLING is the Head of Research at Novartis Pharma AG and a member of the Novartis Pharma Executive Board. Previously, he was Head of Preclinical Research Basle and Vice President and Deputy Member of the Board of Management, Sandoz Pharma Ltd., from 1992 through 1993, and Head of Corporate Research and Senior Vice President and Member of the Board of Management for Sandoz Pharma Ltd. from 1994 through 1996.

    WILLIAM J. RUTTER is a co-founder of the Company and has served as its Chairman of the Board since the Company's inception. In 1969, Dr. Rutter joined the faculty of the University of California, San Francisco ("UCSF"), as Herzstein Professor, and he served as Chairman of the Department of Biochemistry and Biophysics at UCSF from 1969 to 1982. From August 1983 through April 1989, in addition to his responsibilities at the Company, Dr. Rutter was the Director of the Hormone Research Institute at UCSF. In May 1989, Dr. Rutter became a full-time employee of the Company and consequently vacated the Directorship of the Hormone Research Institute. He became a Professor Emeritus in 1991. From 1992 to the present, Dr. Rutter has served on the Board of Overseers, Harvard University. Dr. Rutter has also served on the Board of Trustees, Carnegie Institution of Washington, from 1995 to the present. Dr. Rutter is a member of the Board of Directors of Novartis AG.

    JACK W. SCHULER is Chairman of Stericycle, Inc., a company that processes, sterilizes and recycles medical waste, and Chairman of Ventana Medical Systems, Inc., a company that develops and manufactures instruments/reagent systems that automate immunohistochemistry. From 1987 to 1989, he was President and Chief Operating Officer of Abbott Laboratories ("Abbott"). He joined Abbott in 1972 as Director of Sales and Marketing for the diagnostics division, and held a series of diagnostic sales and management positions. He served on the Abbott Board of Directors from 1985 to 1989. Mr. Schuler is a member of the Board of Directors of Somatogen, Inc. and Medtronic, Inc.

                           COMPENSATION OF DIRECTORS

    The Company pays each non-employee director a retainer fee of $16,000 per year; an additional fee of $2,000 for each meeting of the Board of Directors attended in person; an additional fee of $500 for each telephone meeting of the Board of Directors; and a fee of $200 per hour, to a maximum of $1,000 per day, for time spent on meetings of Committees of the Board of Directors on days when no meeting of the Board of Directors is held. The Company also pays each non-employee director serving as chairman of one of the Board Committees an additional retainer of $5,000 per year.

    Under the terms of their employment with Novartis, the Investor Directors are required to pay over to Novartis fees received from the Company for director services. In December 1996, at Novartis' request, the Company agreed in future periods to pay directly to Novartis fees owed to Investor Directors for their director services on behalf of the Company.

    On the last business day of the second quarter of each fiscal year of the Company ("automatic grant date"), each continuing non-employee director automatically receives a nonstatutory option ("automatic option grant") to purchase that number of shares of Common Stock determined by dividing $100,000 by the average stock price of a share of Common Stock over the preceding 12 months. On the date that a person first becomes a non-employee director (if other than an automatic grant date), he or she then receives an automatic option grant to purchase a pro rata number of shares of Common Stock, based on the number of months the non-employee director will serve as a director before the next automatic grant date. Each automatic option grant has an exercise price equal to the fair market value of the Common Stock on the date of grant and a term of ten years, but expires three months after the optionee ceases to serve as a director, employee, consultant or independent contractor (twelve months if due to disability or death). Automatic options are immediately exercisable, but the shares acquired are subject to repurchase by the Company at the original exercise price, if a non-employee director ceases to provide services to Chiron or its subsidiaries as a director, employee, consultant or independent contractor. This repurchase right lapses in equal annual installments over five years from the grant date, provided the director continues to provide services to the Company, and lapses immediately, in full, upon death or disability.

    Each newly elected or appointed non-employee director is automatically granted the right to receive that number of shares of Common Stock ("automatic share right") purchasable with $40,000 on the date of such election or appointment. (A similar $40,000 share right was granted to existing directors on the 1996 automatic grant date.) On each subsequent automatic grant date while the individual is serving as a non-employee director, the non-employee director is automatically granted a $25,000 share right. However, if a non-employee director is newly elected or appointed on a date other than an automatic grant date, then on next automatic grant date after such election or appointment, the non-employee director is granted a pro rated $25,000 share right, based on the number of months the individual served as a non-employee director before such automatic grant date. The dollar values are subject to cost-of-living increases after 1996. Share rights vest in equal annual installments over five years from the date of grant, provided the non-employee director continues to provide services to the Company, and vest in full upon death or disability.

    Of the current directors, Dr. Penhoet and Dr. Rutter are not eligible to receive Automatic Option Grants and Share Rights because they are employees of the Company. Mr. Schuler has waived his right to receive these grants for so long as he serves as consultant to the Company, as described in the following paragraph.

    In December 1991, the Company retained Mr. Schuler as a consultant. The Company agreed to pay Mr. Schuler $200,000 per year of consulting, payable in monthly increments, and granted Mr. Schuler options to acquire 160,000 shares of Chiron Common Stock, vesting on a pro rata basis over four years.

              INFORMATION CONCERNING BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of nine meetings during the fiscal year ended December 29, 1996, which number included three actions adopted by unanimous written consent of the Board. To assist in the discharge of its responsibilities, the Board of Directors has designated five standing committees. They are an Audit Committee, a Compensation Committee, an Employee Stock Option Committee, a Nominating Committee and a Non-Employee Director Sub-Committee. The Governance Agreement provides that each such committee will generally continue to have the same responsibilities as held before the Novartis transaction. The number of Investor Directors on each committee (other than the Nominating Committee) will generally be the same proportion of the total membership of such committee as the number of Investor Directors is of the entire Board of Directors.

    The Audit Committee is responsible for finance, budget, audit, internal control, accounting, and related matters. This Committee, which consisted of Mr. Coleman, as Chairman, Dr. Krauer and Mr. Schuler, held three meetings in the Company's last fiscal year.

    The Compensation Committee's principal functions are to evaluate the performance of the Company's executive officers, to consider and plan for executive officer succession, to review and approve executive compensation, to review the design and competitiveness of the Company's compensation plans generally and to administer the Company's stock option, stock purchase and executive officer variable cash compensation plans pursuant to the terms of those plans. The members of the Compensation Committee are non-employee directors and are ineligible to participate in any of the plans or programs which are administered by the Committee. This Committee, which consisted of Mr. Coleman, as Chairman, and Drs. Strijkert, Schramek and Krauer, held seven meetings in the Company's last fiscal year. At the February 1997 Board meeting, the Board of Directors appointed Dr. Glaser to the Compensation Committee. The Board has delegated to an Employee Stock Option Committee, composed of Drs. Penhoet and Rutter, authority to make routine stock option grants calculated according to the policies, procedures and methodologies approved from time to time by the Compensation Committee, to any employee or consultant except executive officers and directors. The Board has also delegated to a Non-Employee Director Sub-Committee, composed of Mr. Coleman and Drs. Strijkert and Schramek, authority to approve terms of stock options approved from time to time by the Compensation Committee to officers and directors who are subject to Section 16(b) of the Exchange Act, authorizing transactions that, for purposes of
Section 16, are or may be deemed the disposition of the option or the underlying Common Stock. The Non-Employee Director Sub-Committee adopted one action by unanimous written consent in the last fiscal year.

    In February 1994, the Board of Directors established a Nominating Committee. The Nominating Committee is responsible for matters relating to composition of the Board of Directors, including recruitment, nomination and succession. Under the terms of the Governance Agreement, the Nominating Committee will initially be comprised of two Independent Directors, one Management Director and one Investor Director. After the fifth anniversary of the Closing, so long as Novartis' Percentage Interest is at least 40 percent, an additional Investor Director will serve on the Nominating Committee. While the Nominating Committee will act by the vote of a majority of its members, the Governance Agreement provides that after the fifth anniversary of the Closing, so long as Novartis' Percentage Interest is at least 40 percent, the Management Director serving on the Nominating Committee will not be able to break any tie vote between all the Investor Director members, on the one hand, and all the Independent Director members, on the other hand. In addition, after the eleventh anniversary of the Closing, so long as Novartis' Percentage Interest is at least 49 percent, the Governance Agreement provides that the Investor Director members of the Nominating Committee will have a deciding vote to break any tie vote between all the Investor Director members, on the one hand, and all the Independent Director members, on the other hand (meaning that, with respect to any motion before the committee, if the two Investor Director members vote one way and the two Independent Director members vote the other way, the vote of the Investor Directors will control). No procedure has been established by the Nominating Committee for the consideration of nominees recommended by stockholders. However, stockholders of Chiron are entitled to nominate candidates for director at the Annual Meeting, if they have complied with the advance notice procedures contained in the Company's Bylaws. The Nominating Committee, which consisted of Mr. Coleman, Dr. Rutter and Dr. Krauer, held three meetings in the Company's last fiscal year. There is currently a vacancy for one Independent Director to serve on the Nominating Committee.

    The Governance Agreement also contemplates the creation in the future of a Strategic Planning Committee with certain responsibilities, described below. The Governance Agreement provides that the Board of Directors will set and approve measurement standards to evaluate the Company's performance for each fiscal year of the Company. The Governance Agreement further provides that the Strategic Planning Committee of the Board of Directors will function from and after any fiscal year for which the Company fails to meet the applicable measurement standards and will continue to function until the measurement standards for a subsequent full fiscal year are fulfilled. The Strategic Planning Committee will, under the terms of the Governance Agreement, prepare and recommend to the Board of Directors a remedial plan intended to restore the Company to compliance with applicable measurement standards. In the event the Company fails to meet the measurement standards for two consecutive fiscal years, the Governance Agreement provides that thereafter until the measurement standards for a subsequent full fiscal year are fulfilled, in addition to the responsibilities of the Strategic Planning Committee described above, the Strategic Planning Committee will have the delegated power of the Board of Directors to set the compensation and terminate the employment of the executive officers of the Company. Under the terms of the Governance Agreement, the Strategic Planning Committee will be comprised of the three Investor Directors, three Independent Directors and one Management Director. While the Strategic Planning Committee will act by the vote of a majority of its members, the Governance Agreement provides that the Management Director serving on the Strategic Planning Committee will not be able to break any tie vote between all the Investor Director members, on the one hand, and all the Independent Director members, on the other hand. Since the Company met the applicable measurement standards in 1996 and 1995, the Strategy Planning Committee has not been formed.

    All of the directors, except Dr. Krauer, attended more than 75 percent of the combined total meetings of the Board of Directors and its Committees on which the director served at any time during the year.

                             EXECUTIVE COMPENSATION

    The following table sets forth certain summary information for the fiscal years ended December 29, 1996, December 31, 1995 and December 31, 1994, concerning compensation paid to or accrued by the Company and its subsidiaries on behalf of, those persons who were, at December 29, 1996, (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company ("named executive officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                      COMPENSATION
                                                                                      -------------
                                                                                         AWARDS
                                               ANNUAL COMPENSATION                    -------------
                              ------------------------------------------------------   SECURITIES
          NAME AND                                                  OTHER ANNUAL       UNDERLYING        ALL OTHER
     PRINCIPAL POSITION         YEAR     SALARY($)    BONUS($)     COMPENSATION($)     OPTIONS(#)    COMPENSATION($)(1)
----------------------------  ---------  ----------  ----------  -------------------  -------------  ------------------
Edward E. Penhoet                  1996  $  422,917  $  255,000       $  --               140,000       $      4,500
  President and Chief              1995     397,917     350,000          --               248,700          1,426,529
  Executive Officer                1994     373,338     300,000          --               140,000              4,500

William J. Rutter(2)               1996     422,917     255,000          --               140,000             76,996
  Chairman                         1995     397,917     350,000          --               248,700          1,426,529
                                   1994     373,334     300,000          --               140,000              4,500

William G. Green(3)                1996     339,000     173,033          --                56,000              6,500
  Senior Vice President,           1995     326,667     213,200          --               117,900            618,507
  Secretary and General            1994     311,000     200,000          --                40,000              6,920
  Counsel

Lewis T. Williams(4)               1996     293,333     177,832          --                60,000              4,500
  Senior Vice President;           1995     274,167      88,700          --                94,300            235,688
  President,                       1994     100,394     -0-              --               180,000            100,000
  Chiron Technologies

Dennis L. Winger                   1996     278,750     142,498          --                48,000              4,500
  Senior Vice President,           1995     263,717     172,250          --               114,700            151,319
  Finance and                      1994     248,800     150,000          --                40,000              4,500
  Administration, and Chief
  Financial Officer

------------------------

(1) "All Other Compensation" includes Company contributions of $4,500 under the Company's 401(k) Plan on behalf of each of the named executives to match pretax elective deferral contributions (included under Salary) made by each named executive to such plan in each year indicated, except 1994 for Dr. Williams. "All Other Compensation" for 1995 also includes as to each of the named executives the following cash payments from Novartis applicable to certain options which first became exercisable in calendar year 1995: Edward
    E. Penhoet--$1,422,029; William J. Rutter--$1,422,029; William G. Green--$611,812; Lewis T. Williams--$231,188 and Dennis L. Winger--$146,819. See "Related Transactions" below at p. 27 for a further discussion of these payments.

(2) "All Other Compensation" for Dr. Rutter in 1996 includes $72,496 paid by the Company to him under the terms of a supplemental benefits agreement described below at page 16 under "Pension Agreements."

(3) "All Other Compensation" for Mr. Green includes the following amounts which were paid on his behalf by the Company for the purchase of life insurance in the face amount of $500,000: 1994: $2,000; 1995: $2,195; 1996: $2,420.

(4) Dr. Williams became an employee of the Company effective August 15, 1994. Under the terms of an employment agreement with Dr. Williams, in lieu of paying him a $100,000 hiring bonus, the Company paid a premium of $100,000 to purchase a fully paid policy of life insurance, insuring his life, which amount appears in "All Other Compensation" for Dr. Williams in 1994. Dr. Williams agreed to assign the policy and the first $100,000 of the benefit payable thereunder to the Company.

                                 OPTION GRANTS

    The following table sets forth certain information regarding grants of stock options pursuant to the Company's 1991 Stock Option Plan during the fiscal year ended December 29, 1996, to the named executive officers. No stock appreciation rights were granted under that plan during fiscal year 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                   POTENTIAL REALIZED VALUE
                                                    INDIVIDUAL GRANTS                               AT ASSUMED ANNUAL RATES
                        -------------------------------------------------------------------------       OF STOCK PRICE
                                                                       EXERCISE                     APPRECIATION FOR OPTION
                        NUMBER OF SECURITIES    % OF TOTAL OPTIONS     OR BASE                              TERM(3)
                         UNDERLYING OPTIONS    GRANTED TO EMPLOYEES     PRICE                      -------------------------
         NAME               GRANTED(#)(1)         IN FISCAL YEAR      ($/SH)(2)   EXPIRATION DATE     0%($)        5%($)
----------------------  ---------------------  ---------------------  ----------  ---------------  -----------  ------------
Edward E. Penhoet               140,000                   2.11%       $  28.5938       2/23/06      $       0   $  2,517,548

William J. Rutter               140,000                   2.11%          28.5938       2/23/06              0      2,517,548

William G. Green                 56,000                   0.85%          28.5938       2/23/06              0      1,007,019

Lewis T. Williams                60,000                   0.91%          28.5938       2/23/06              0      1,078,949

Dennis L. Winger                 48,000                   0.72%          28.5938       2/23/06              0        863,159


         NAME              10%($)
----------------------  ------------
Edward E. Penhoet       $  6,379,961
William J. Rutter          6,379,961
William G. Green           2,551,984
Lewis T. Williams          2,734,269
Dennis L. Winger           2,187,415

------------------------

(1) The options become exercisable as to 25 percent of the granted shares on the first anniversary of the date of grant and, for the balance, in equal monthly installments over the 36-month period thereafter, so long as service with the Company or one of its subsidiaries continues. To the extent not already exercisable, the options generally become exercisable in the event of an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of sale, merger, reorganization or liquidation. However, an outstanding option will not be so accelerated if, in connection with such corporate transactions, the option is either assumed or replaced with a comparable option to purchase shares of capital stock of the successor corporation.

(2) Upon exercise, the exercise price and any related tax withholding obligations may generally be paid in cash, or, in the Compensation Committee's discretion, in shares of Common Stock held by the optionee for the requisite period to avoid a charge to Chiron's earnings and valued as of the exercise date, or under certain conditions from the proceeds of a same day sale of the shares acquired upon exercise of the option. The Compensation Committee may also assist an optionee in the exercise of an option by authorizing a loan from the Company for the purchase price and related tax obligations.

(3) In accordance with Securities and Exchange Commission rules, these columns reflect hypothetical gains or "option spreads" that would exist for the respective options. These rules require that the gains be based on assumed rates of annual compounded stock price appreciation of 5 percent and 10 percent from the date the options were granted over the full ten-year option term. The market price of Chiron Common Stock in February 2006 would be $46.5763 and $74.1649 per share respectively, at 5 percent and 10 percent annual compounded rates of appreciation. There can be no assurance that these assumed rates of appreciation or any appreciation will occur.

               OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

    The following table provides information with respect to the named executive officers as to option exercises by them in fiscal year 1996 and the unexercised options held by them at the end of fiscal year 1996. No stock appreciation rights were exercised in fiscal year 1996.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                               NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED     IN-THE- MONEY OPTIONS AT
                                                               OPTIONS AT FY-END(#)            FY- END($)(1)
                            SHARES ACQUIRED      VALUE      --------------------------  ---------------------------
           NAME             ON EXERCISE(#)   REALIZED($)(1) EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
--------------------------  ---------------  -------------  -----------  -------------  ------------  -------------
Edward E. Penhoet.........        -0-          $  -0-          717,050        387,862   $  7,478,498   $ 1,325,979

William J. Rutter.........        -0-             -0-          851,446        387,862      9,542,975     1,325,979

William G. Green..........         5,000          51,640       300,790        174,426      2,547,234       665,457

Lewis T. Williams.........        -0-             -0-           94,660        230,080        785,879     1,479,002

Dennis L. Winger..........        -0-             -0-           88,628        161,456        375,990       647,012

------------------------

(1) Value realized is equal to market price of shares on date of exercise less exercise price and value of unexercised in-the-money options is calculated based on market price of shares at fiscal year-end ($18.9375), less exercise price, with the following exception: with respect to options held by the named executive officers on November 20, 1994 that first become exercisable before or after 1995, each optionee was granted the right to surrender for cancellation, that portion of such option relating to 37.33 percent of the underlying shares in return for a cash payment from Novartis equal to (A) the difference between $29.25 per share and the exercise price per share of such option multiplied by (B) the number of shares with respect to which such option is so surrendered and canceled. The FY-End Value for each of the named executive officers includes the following amounts that could be realized upon the exercise of the above-discussed rights: Edward E. Penhoet:
    Exercisable--$1,694,376, Unexercisable--$225,057; William J. Rutter:
    Exercisable--$502,312, Unexercisable--$225,057; William G. Green:
    Exercisable--$137,596, Unexercisable--$82,757; Lewis T. Williams:
    Exercisable-- $221,937, Unexercisable--$564,126; Dennis L. Winger:
    Exercisable--$116,574, Unexercisable-- $74,639.

                           LONG-TERM INCENTIVE PLANS
                           AWARDS IN LAST FISCAL YEAR

                                                                        PERFORMANCE
                                                          NUMBER OF      OR OTHER      ESTIMATED FUTURE PAYOUTS UNDER
                                                           SHARES,        PERIOD         NON-STOCK PRICE-BASED PLANS
                                                          UNITS OR         UNTIL     -----------------------------------
                                                            OTHER       MATURATION    THRESHOLD    TARGET      MAXIMUM
                        NAME                            RIGHTS (#)(1)    OR PAYOUT       (#)         (#)         (#)
-----------------------------------------------------  ---------------  -----------  -----------  ---------  -----------
Edward E. Penhoet....................................         2,800        3 years        1,400       2,800       8,400
William J. Rutter....................................         2,800        3 years        1,400       2,800       8,400
William G. Green.....................................         1,600        3 years          800       1,600       4,800
Lewis T. Williams....................................         1,600        3 years          800       1,600       4,800
Dennis L. Winger.....................................         1,600        3 years          800       1,600       4,800

------------------------

(1) Performance units were awarded in February 1996 to the named executive officers and other officers and senior managers of the Company which will vest, if at all, in 1999 based upon the three-year relative stockholder return, as measured monthly by dividend yield and cumulative stock price appreciation, of Chiron Common Stock, as compared to the return of a benchmark index comprised of the S&P Health Care Composite Index and the AMEX Biotechnology Index, weighted 75% to the former index and 25% to the latter index. Payouts will be in shares of Common Stock and, depending on performance of the Common Stock against the benchmark index as described in the previous sentence, may range from zero to three times the number of shares indicated in the "Target" column in the above chart. In the event an award holder's employment with the Company terminates for any reason before the determination date for the performance units, generally the performance units will be cancelled and no amounts will be paid thereunder. However, if an award holder's employment terminates by reason of death, permanent disability, retirement (as defined in the instrument describing the award) or the Company terminates the award holder's employment after December 31, 1997, but before the determination date, for any reason other than cause, a prorata number of performance units based on the number of months of employment during the performance period will remain outstanding and will be payable at the end of the performance period as if the award holder had remained employed.

                               PENSION AGREEMENTS

    The Company has entered into supplemental pension agreements with two named executives: William G. Green and Dr. William J. Rutter.

    Mr. Green's supplemental pension agreement is a monthly benefit for life beginning at age 60. The benefit is based on an initial contribution of $110,000, plus an annual contribution for each year of service until Mr. Green is age 60, such that the annual contribution when added to the maximum employee and Company matching contribution under the Company's 401(k) Plan and any future retirement benefit shall not be less than $20,000. This amount shall be increased by an assumed 7 percent interest rate compounded annually. Taking into account certain assumptions about Internal Revenue Code limitations, and assuming Mr. Green makes the maximum 401(k) contribution under the Chiron 401(k) Plan, and receives the maximum matching contribution each year, the actuarial equivalent of Mr. Green's benefit at age 65 would be $48,921 annually for life.

    In 1989, the Company entered into a supplemental benefits agreement with Dr. William J. Rutter, Chairman of the Board, under the terms of which the Company agreed to indemnify Dr. Rutter, up to an amount of $10,000 in any twelve-month period, for any University of California pension benefits he loses by reason of his change in status with the University from full-time to part-time. In 1996, under the terms of the Agreement, the Company paid Dr. Rutter $72,496, including interest, for the years 1991 through 1996. The Company will continue to pay Dr. Rutter $10,000 per year after 1996 for his life.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    As noted above, during 1996, Chiron's Compensation Committee consisted of Mr. Coleman and Drs. Strijkert, Krauer and Schramek.

    Under the Governance Agreement, subject to certain conditions, Novartis has agreed to nominate (and, at the end of each term, renominate) Dr. Rutter, Chairman of the Company, for election to Novartis' Board of Directors. Dr. Krauer has been the Chairman of the Board and Chief Executive Officer of Ciba-Geigy Limited, now Novartis, since 1987. Under the terms of the Governance Agreement, Dr. Krauer is serving on Chiron's Compensation Committee as a designee of Novartis. See "Novartis Transaction" above at p. 2 and "Related Transactions" below at p. 23 for a further description of Chiron's relationships with Novartis.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(1)

    The compensation of Chiron's executive officers is determined by the Compensation Committee of the Board of Directors. All members of the Compensation Committee during 1996 were non-employee directors. As required by the rules of the Securities and Exchange Commission, this Compensation Committee Report describes the matters considered generally by the Compensation Committee in reaching its decisions regarding compensation for executive officers, including Edward E. Penhoet, Chief Executive Officer; William J. Rutter, Chairman; and William G. Green, Dennis L. Winger and Lewis T. Williams, the officers who, together with Drs. Rutter and Penhoet, were the Company's five most highly compensated executives for 1996 (the "Named Executives").

COMPENSATION PHILOSOPHY

    Chiron's executive compensation programs seek to accomplish several major goals:

    - To align the interests of executive officers with the long-term interests of stockholders through participation in the Company's long-term, equity-based incentive compensation programs, using stock options and performance units;

    - To motivate executives to achieve important business and individual performance objectives and to reward them when such objectives are met; and

    - To recruit and retain highly qualified executive officers by offering overall compensation that is competitive with that offered for comparable positions in other biotechnology, high technology and pharmaceutical companies.

    The Company has retained Hewitt & Associates, an independent compensation consulting firm ("Hewitt"), to evaluate the Company's executive compensation programs. That firm has provided the Compensation Committee with survey data using analyses of benchmark positions from a group of selected biotechnology, high technology and pharmaceutical companies (the "Survey Group") with whom the Company competes for the recruitment and retention of executive personnel. Median annual sales for 1996 of the Survey Group as a whole were $5.2 billion. Hewitt also calculated comparisons with the Survey Group adjusted to reflect the size of the Company's current annual sales for corporate positions and comparative scope of responsibility for non-corporate positions. The common stock performance graph on p. 22 of this proxy statement provides stock performance information for groups of companies that include some, but not all, of the companies included in the Survey Group. The survey information includes

------------------------

(1) The material in this report and under the caption "Common Stock Price Performance Graph" are not "soliciting material," are not deemed filed with the Securities and Exchange Commission and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

comparative data regarding (i) base annual salaries; (ii) annual variable cash compensation; and (iii) long-term equity-based incentives.

COMPENSATION COMMITTEE PROCEDURES AND PERFORMANCE CONSIDERATIONS REGARDING 1996 EXECUTIVE COMPENSATION

    In February of each year, the Compensation Committee meets to consider the Company's performance, the performance of each of its business units and the performance of each executive officer for the prior year. For 1996, the Committee met on February 27, 1997 and reviewed the methodology used by senior management to assess such performance and to formulate recommendations for the compensation of all officers, including the Named Executives, other than Drs. Rutter and Penhoet. The Committee also sought input on February 28, 1997 from the remaining non-employee directors regarding the overall performance of the Company and its business units and the performances of Drs. Rutter and Penhoet. At these meetings, the Compensation Committee approved the base salaries for 1997, the variable cash compensation for performance in 1996 and the award of stock options and performance units with respect to all executive officers. Similar meetings occurred in February 1996 to review the performance of the Company and the executive officers in 1995 and to determine each executive officer's base salary for 1996.

    The Committee concluded that the Company's overall performance for 1996 justified favorable consideration of all officers, including the Named Executives, for increases in base salary for 1997, for the grant of stock options and performance units and for awards of variable cash compensation. The Committee noted that the Company had satisfied the Measurement Standards for 1996. The Measurement Standards are specific performance objectives determined annually by the Board of Directors to satisfy the terms of the Governance Agreement between Chiron and Novartis. For 1996, the Measurement Standards were composed of relative total stockholder return ("TSR"), which was not satisfactory; consolidated revenue and earnings growth targets, which were achieved; and a series of milestones intended to measure progress in business and research and development innovation, which in the aggregate were achieved. The Committee also reviewed management's analysis of the extent to which each business unit had achieved the performance metrics applicable to it for 1996. Business unit performance metrics provide quantitative measures of the progress by each business unit in implementing its strategic plan. For 1996, the performance metrics for each business unit included specific budget commitments, certain aspirational financial goals and innovation milestones.

    The Compensation Committee approved salary increases and variable cash compensation awards for executive officers, taking into consideration (i) the Committee's overall evaluation of Company performance as described above, (ii) management's assessment of the performance metrics of the relevant business unit, if applicable, (iii) a subjective evaluation of the individual's performance, including senior management's evaluation of the individual performance of each of the Named Executives, other than Drs. Rutter and Penhoet and (iv) the survey information concerning corresponding elements of compensation for benchmark positions from the Survey Group. The Committee also granted stock option and performance unit awards to executive officers. The principle factors that were used to fix the award sizes were the data from the Survey Group, the individual's salary level, a subjective evaluation of the individual's performance and the Company's overall performance in the prior year. The stock option and performance unit grants to the Named Executives in 1996 are set forth in the option grant table on p. 14 and the long-term incentive plans table on p. 16. In determining the size of the grants, the Committee did not consider the number of stock options previously awarded, whether vested or unvested, or the aggregate number of outstanding stock options held by the recipients of the current awards.

SURVEY COMPARISONS FOR 1996

    The Compensation Committee continued for 1996 Chiron's compensation philosophy that base salaries for executive officers should be competitive and targeted generally at the median (50th percentile) of the market. The survey information provided by Hewitt shows that the Company's overall base salaries for executive officers in 1996 were slightly above the median level of the Survey Group on a size-adjusted basis.

    Further, Chiron's philosophy is that a significant portion of total cash compensation should be "at risk". Accordingly, the Compensation Committee uses annual variable cash awards for executive officers so that, with excellent individual, business unit and overall Company performance, the potential exists to bring total cash compensation up to or above the 75th percentile of the market. The survey information indicates that the Company's executive officers' total cash compensation for 1996 (salary and variable cash compensation) in the aggregate was above the adjusted median, but below the top quartile, of the Survey Group, on a size-adjusted basis.

    The survey information serves as a general reference for the Company and the Compensation Committee. However, because of many factors, including the inherent lack of comparability between any individual officer's responsibilities, performance, and value to the Company and the average information from the Survey Group, no element of any executive officer's compensation is determined solely or principally by reference to the survey information.

LONG TERM INCENTIVES--STOCK OPTIONS AND PERFORMANCE UNITS

    The Compensation Committee believes that stock option and performance unit awards under the Company's 1991 Stock Option Plan serve to align the long-term interests of the Company's executive officers with those of its stockholders and contribute importantly to the recruitment and retention of executive personnel. In addition, Chiron expects that its long-term equity-based incentive compensation plans will increasingly be linked to specific performance objectives.

    Under the 1991 Stock Option Plan, the Company's executive officers are eligible to receive grants of options to purchase shares of the Company's stock. The options are generally granted upon initial employment and annually thereafter with exercise prices generally equal to the prevailing market price at date of grant. Therefore, stock options will have value to the executive only to the extent that the market price for the Company's stock increases. Stock option grants generally become exercisable or "vest" in increments over four (4) years, so long as service of the option recipient with the Company continues.

    In addition to the award of stock options in 1996, the Compensation Committee granted performance units to certain officers and other senior managers in the Company. Performance units are restricted share rights which will vest, if at all, in 1999 and will have value only if and to the extent that the three-year TSR, as measured monthly by dividend yield and cumulative stock price appreciation, of Chiron Common Stock performs well, as compared to the TSR of a benchmark index comprised of the Standard and Poor's Health Care Composite Index and the AMEX Biotechnology Index, weighted 75 percent to the former index and 25 percent to the latter index. These two indices are shown on the common stock performance graph on page 22 of this Proxy Statement. For 1996, the Company's TSR was below that of the indices.

    The Compensation Committee, based upon Hewitt's analysis, expects annual stock option awards to provide the opportunity for long-term incentive compensation for executive officers at approximately the 75th percentile of the Survey Group. Long term awards in 1996, reflecting the Compensation Committee's judgment as to the Company's overall high level of performance in 1995, were significantly above this level on a size-adjusted basis. Long term awards made in February 1997, reflecting a lower judgment of overall Company performance in 1996, are expected to provide an opportunity below this level. The opportunity for higher compensation through equity-based incentives depends upon performance, such as, for example, relative TSR performance for the performance units awarded in 1996, or other specific performance objectives that the Committee may designate in connection with future awards of long-term equity-based incentives.

    In addition, in May 1995, the Company granted to certain executives and other senior managers performance-accelerated stock options for which vesting will occur as to one-third of the shares subject to such options at the end of each calendar year commencing with 1996 in which the Company meets or exceeds the Measurement Standards. Accordingly, satisfaction of the Measurement Standards for 1996 has resulted in these options becoming vested as to one-third of the shares subject thereto. If the Measurement Standards are not met in any future year, the option vesting is not accelerated and the balance of the shares underlying the options remain outstanding and unvested and become exercisable only upon achievement of the Measurement Standards in two future years or in May 2001, for those options held by employees then employed by the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Dr. Penhoet has the title President and Chief Executive Officer of Chiron. Many senior managerial responsibilities, however, are shared between Drs. Rutter and Penhoet. Effective February 1, 1996, the Compensation Committee established base salaries of $422,917 for each of them, representing an increase of approximately 6 percent from 1995. On February 28, 1997, the Committee approved a variable cash compensation award for each of Drs. Rutter and Penhoet of $255,000 for 1996 and fixed the base salary for 1997 of each of them at $440,000. For 1996, the base salary of each of Drs. Rutter and Penhoet is below the median of the Survey Group on a size-adjusted basis. For 1996, the total cash compensation for Dr. Rutter is below the median of the Survey Group and approximates the median of the Survey Group for Dr. Penhoet, on a size-adjusted basis. The Committee determined the base salaries and variable cash compensation of Drs. Penhoet and Rutter based upon the Company's overall performance. In this regard, the Committee considered the satisfaction of the Measurement Standards for 1996, but noted that the Company's relative TSR in 1996 was below that of the two market indices. The Committee believed, however, that the overall progress of the Company in integration and implementation of strategic initiatives in each of its business units counter-balanced the disappointing relative TSR performance. The Committee also considered corresponding elements of compensation for comparable positions from the Survey Group.

    As described above, the Compensation Committee awarded stock options and performance units to Drs. Rutter and Penhoet and to the other Named Executives in 1996 in the amounts set forth in the option grant table on page 14 and the long-term incentive plans table on page 16. The awards to Drs. Penhoet and Rutter were based on, among other things, the Committee's subjective assessment of their respective performance and impact upon Company performance in 1996.

POLICY REGARDING SECTION 162(M)

    Section 162(m) of the Internal Revenue Code limits federal income tax deductions for compensation paid to each of the chief executive officer and the four other most highly compensated officers of a public company to $1,000,000 per year, but contains an exception for certain performance-based compensation. The Compensation Committee uses stock options and performance units that qualify for the performance-based exception to the Section 162(m) deduction limits. As described above under Long-Term Incentives, the Committee has increasingly linked long-term, equity-based incentive compensation to performance objectives. The Committee intends to continue to do so, as long as it considers such use to be in the best interest of the Company and its stockholders. The Company also has adopted its 1995 Executive Officer Variable Cash Compensation Plan (the "1995 Plan") to provide the Compensation Committee with an additional performance-based plan to manage cash compensation within the Section 162(m) limits.

    The Compensation Committee, nevertheless, may award stock options, other equity-based compensation or variable cash compensation under plans or procedures that are not intended to qualify for the performance-based exception to the Section 162(m) limits. The Compensation Committee elected not to grant awards under the 1995 Plan for 1996 or 1997, because it felt that the variable cash compensation of all officers should be administered consistently, using the Company's performance metrics to measure corporate and business unit performance. The performance metrics generally are quantitative measures of performance, but they include innovation milestones that are not sufficiently objective to qualify for the performance-based exception to Section 162(m). Accordingly, to the extent that the variable cash compensation for 1997 of any of the five most highly compensated officers exceeds $1,000,000, when added to other compensation that does not qualify for the performance-based exception, the Company will lose a tax deduction. It is not expected that the compensation of any executive officer will exceed $1,000,000 in 1997, unless that officer elects to receive all or a portion of the cash payments that may be made by Novartis to holders of certain Chiron stock options, which payments will not be exempt from the application of the Section 162(m) limits in any event.

                                          COMPENSATION COMMITTEE

                                          LEWIS W. COLEMAN, CHAIRMAN
                                          Donald A. Glaser
                                          Alex Krauer
                                          Henri Schramek
                                          Pieter J. Strijkert

                      COMMON STOCK PRICE PERFORMANCE GRAPH

    The graph compares cumulative total stockholder return on the Common Stock of Chiron for the five years ended December 31, 1996, with the cumulative total return on the Standard & Poor's Health Care Composite Index and the AMEX Biotechnology Index over the same period. In 1996, the Compensation Committee adopted these indices for use in measuring corporate performance, as discussed above in the Compensation Committee Report on Executive Compensation at pp. 17-21. In 1996, the Compensation Committee awarded performance units which will vest, if at all, in 1999, based upon the 3-year relative stockholder return, as measured monthly by dividend yield and cumulative stock price appreciation, of Chiron Common Stock, as compared to the return of a benchmark index comprised of the Standard & Poor's Health Care Composite Index and the AMEX Biotechnology Index, weighted 75 percent to the former index and 25 percent to the latter index. The bold line on the graph shows the cumulative total stockholder return on Chiron Common Stock during the specified period. The second line on the graph showing the cumulative total stockholder return on Chiron Common Stock over the same period has been adjusted to show the effect of the tender offer by Ciba-Geigy Limited in January 1995 for approximately 38 percent of the Company's Common Stock. For the purposes of that line, it is assumed that Ciba-Geigy Limited purchased through the tender offer 38 percent of a Chiron stockholder's shares and the stockholder used the proceeds to purchase additional shares of Chiron Common Stock at a post tender offering price of $14.69 (adjusted for the four-for-one stock split) on January 4, 1995.

    The graph assumes $100 were invested on December 31, 1991, in Chiron, and each of the indices, and that dividends were reinvested. The comparisons in the graph (except for the total stockholder return of Chiron Common Stock adjusted for the tender offer) are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          CHIRON STOCK
            Chiron Stock  (as adjusted)    S&P Healthcare   Amex Biotech
1991                 100            100               100            100
1992                  81             81                84             80
1993                 120            120                77             54
1994                 115            115                86             38
1995                 158            218               134             63
1996                 107            147               161             68

                              RELATED TRANSACTIONS

    From April 1987 through December 31, 1994, Chiron and an affiliate of Ciba-Geigy Limited each owned a 50 percent equity interest in The Biocine Company, a joint venture partnership formed for vaccine research. In 1992, Chiron and Ciba-Geigy Limited acquired the vaccine business of Biocine S.p.A. of Siena, Italy. Through December 31, 1994, Chiron and Ciba-Geigy Limited each owned 50 percent of Biocine S.p.A. and shared equally in its management, profits and losses and capital funding requirements.

    In November 1994, Chiron and Ciba-Geigy Limited entered into the Investment Agreement, which provided for the creation of a strategic alliance between the two companies, a partial tender offer by Ciba-Geigy Limited to purchase approximately 38 percent of the Company's outstanding Common Stock and the sale by Ciba-Geigy Limited to Chiron of its interests in The Biocine Company and Biocine S.p.A. (collectively, the "Ciba Biocine Business"), as well as all of the issued and outstanding shares of Chiron Diagnostics Corporation ("Chiron Diagnostics"), formerly Ciba Corning Diagnostics Corp. ("the Ciba Diagnostics Shares"), in consideration for which Chiron sold to Ciba-Geigy Limited 26.4 million shares of newly issued Chiron Common Stock and made a cash payment to Ciba-Geigy Limited of $23.5 million. The sale to Chiron of the Ciba Biocine Business and the Ciba Diagnostics Shares was completed effective January 1, 1995 (the "Closing").

    The Investment Agreement provided that after the Closing, Novartis would issue to a bank selected by Novartis and reasonably acceptable to the Company (the "Selected Bank") a guarantee for the benefit of the Company (the "Novartis Guarantee") pursuant to which Novartis would guarantee for the benefit of the Company a credit facility provided by the Selected Bank (the "Credit Facility"). The principal amount of the Credit Facility that may be outstanding at any time is $425 million (the "Maximum Borrowing Amount"), except that the Maximum Borrowing Amount will be reduced by $1.50 for each $1.00 in additional funding (up to $50 million in such additional funding) requested by the Company under the Limited Liability Company Agreement described below. The Company will be obligated to repay any outstanding amounts under the Credit Facility to the extent such amounts exceed the Maximum Borrowing Amount. The Company may not borrow or reborrow any amounts under the Credit Facility after the fifth anniversary of the Closing unless Novartis and the Company otherwise agree. Under the terms of a November 1996 agreement between Novartis and Chiron (the "November 1996 Agreement"), Novartis has granted an option to Chiron to increase the amount of the credit facilities subject to the Novartis Guarantee by up to $300 million provided that Chiron's right, under the terms of the Subscription Agreement described below, to require Novartis Biotech Partnership, Inc. to acquire up to $500 million of Common Stock of the Company from the Company shall be correspondingly reduced by any such increase. Under the terms of the November 1996 Agreement, which is discussed in more detail below at p. 27, Novartis has also agreed to extend the maturity date for the Novartis Guarantee from the year 1999 to January 1, 2008.

    The Investment Agreement provides further that simultaneously with the issuance of the Novartis Guarantee, the Company shall execute and deliver a reimbursement agreement (the "Reimbursement Agreement") pursuant to which the Company will agree to reimburse Novartis for any payments made by Novartis pursuant to the Novartis Guarantee, as well as all reasonable out-of-pocket costs and expenses incurred by Novartis in connection with the Novartis Guarantee. The Company's obligations under the Reimbursement Agreement will be fully collateralized by any collateral, including equity securities of the Company, that is reasonably acceptable to Novartis. The Reimbursement Agreement also will contain a negative pledge covenant with respect to the collateral and such other terms and conditions as are customary to reimbursement agreements of its type. Pursuant to the above-described terms, in 1996, Novartis guaranteed revolving credit facilities for the benefit of the Company totaling $200 million as well as a $195 million lease agreement related to the construction of a research and development facility in Emeryville. In connection with these obligations, the Company executed reimbursement agreements as to such amounts. The Company's obligations under these agreements have not been collateralized.

    In connection with the acquisition by the Company of Chiron Diagnostics from Novartis, all existing indebtedness of Chiron Diagnostics and its subsidiaries to Novartis was consolidated into a single loan from Novartis to Chiron Diagnostics evidenced by a promissory note in the amount of $50,760,000, maturing January 1, 2000. At December 29, 1996, interest of $6,399,000, calculated at a variable rate based on LIBOR, had accrued on the principal amount outstanding under that promissory note. In addition, certain Novartis subsidiaries engaged in the business of commercial finance make lines of credit available to certain overseas subsidiaries of the Company. Accrued interest and fees payable to Novartis by the Company under such credit facilities in 1996 totaled $264,000. The interest rate and charges on both the note and these facilities are more favorable to the Company than would be the terms reasonably available to the Company under comparable financing from any unaffiliated institutional lender.

    The Investment Agreement also provided for a research funding commitment by Novartis, which was memorialized in a Limited Liability Company Agreement between Ciba-Geigy Limited and the Company entered into in December 1995, under which Novartis will purchase interests in a Limited Liability Company (the "LLC") as a means of providing funding. The Limited Liability Company Agreement contains the following terms: (i) during the period commencing on December 28, 1995, and ending on December 31, 1999 (the "Funding Period"), Novartis will fund, at Chiron's request, research and development expenses incurred by the Company on or after January 1, 1995, for certain funded projects currently under development which currently consist of adult vaccines, pediatric vaccines and Insulin-like growth factor-I (together, the "Funded Projects"); (ii) during the Funding Period, the Company shall be entitled to propose additional Funded Projects from time to time which the Company wishes Novartis to fund or partially fund; (iii) subject to the limitations set forth below, Novartis will fund its share of all development costs of Funded Projects, which shall be 100 percent, or such lesser amount as the parties may agree (but not in excess of the maximum funding provided for in the Investment Agreement); (iv) the obligation of Novartis to fund Funded Projects shall be subject to the following limitations: (a) in no event shall Novartis be obligated to provide funding to the Company in any calendar year during the Funding Period for Funded Projects in an amount in excess of (x) $34 million in 1995, (y) $116 million in 1996, plus any unused portion of the funding limit for 1995 and (z) for calendar years thereafter, equal annual portions of the remaining unexpended aggregate amount under (b) below; and (b) in no event shall (x) the aggregate amount of funding provided to the Company by Novartis LESS (y) the aggregate amount of any payments to or profits paid or earned by Novartis in connection with any product or products developed in any Funded Projects at any time during the Funding Period exceed $250 million; provided, however, that such amount may be increased, at the Company's request, to up to $300 million in consideration of a reduction in the Maximum Borrowing Amount (as defined above) at the rate of $1.00 of increased research and development funding for each $1.50 reduction in the Maximum Borrowing Amount; (v) in consideration of the funding provided by Novartis for the Funded Projects, and subject to the Company's buy-out right described below, but without thereby guaranteeing the successful conclusion of any project included in the Funded Projects, Novartis will receive, through its interest in the LLC, an interest in a stream of variable royalties in future worldwide sales from certain adult vaccines, pediatric vaccines and Insulin-like growth factor I (the "Products") and an interest in promotional rights, in countries other than in North America and Europe, for certain adult vaccines;
(vi) in the event that the Company requests funding for additional Funded Projects in the future, the Company will offer Novartis, through its interest in the LLC, the opportunity to share in additional product opportunities, which may be in the form of royalties, profit sharing or participation in distribution or sales activities in selected geographic markets or otherwise; and (vii) the Company shall have the right, but not the obligation, to buy out Novartis' interest in the LLC (including Novartis' interest in royalties, co-promotion and other product rights) upon tender by the Company to Novartis of payment in the amount of the Buyout Amount (as described below) provided that such right shall expire if such tender is not made prior to January 1, 2002. The "Buyout Amount" means, as of the time of tender, the amount equal to (i) the sum of all payments made by Novartis to the Company to purchase interests in the LLC prior to such time, PLUS (ii) interest on such amount at LIBOR from the date of payment to the date of tender, LESS (iii) the aggregate amount of all payments or profits received by Novartis in distributions from the LLC and in co-promotion profits, LESS (iv) interest on the amount referenced in (iii) at LIBOR from the date of actual receipt of such amount by Novartis until the date of tender. The Company shall be entitled to make the payment of the Buyout Amount in the form of cash or Common Stock, or a combination of the two. In the event of a buyout, Novartis will retain certain distribution rights with respect to adult vaccines as to which it has then exercised its promotion rights. Under the terms of the November 1996 Agreement, the parties agreed that Chiron's obligation to tender any "Buyout Amount" would be extended to no later than January 1, 2005, rather than January 1, 2002, but that Chiron would remain obligated to provide notice to Novartis by January 1, 2002 as to whether it will exercise its buy-out right. Under the terms of the Limited Liability Company Agreement, the Company recorded $72 million of funding from Novartis during 1996. Chiron is entitled to receive substantial additional funding from Novartis in future periods, pursuant to the terms of the Agreement.

    Novartis and the Company have also entered into the Cooperation and Collaboration Agreement regarding research and development collaborations, marketing and manufacturing arrangements, access of each party to the other party's technology and reciprocal most favored nation rights regarding certain licenses. The agreement provides a mechanism by which either party may make specific proposals for areas of research and development collaboration with the other and retain a 90-day right of first negotiation with respect to such areas. Neither party to such agreement has the right to enter into any material research and development collaboration related to the Company's strategic mission with any third party if such third party's only material contribution to the collaboration is expected to be funding, unless such party has first offered the other party the opportunity to enter into such collaboration on the same terms as such third party, provided that such restrictions shall not apply to collaborations with non-commercial sources of funding, including grants, or to financing arrangements with third parties in which the consideration to the third party is the return on financing. In addition, under the Cooperation and Collaboration Agreement, the parties have (x) a reciprocal right of first refusal with respect to marketing certain products developed by the other party or which the other party has the right to market and (y) a reciprocal right of first negotiation with respect to manufacturing certain products developed by the other party or which the other party has the right to manufacture.

    The first collaboration project between the Company and Novartis under the Cooperation and Collaboration Agreement is in the field of combinatorial chemistry. In November 1995, the Company and Novartis entered into a collaboration agreement under which Novartis will pay $26.0 million to Chiron, over a five-year period and subject to certain adjustments, in exchange for a non-exclusive, perpetual license to utilize Chiron's combinatorial chemistry techniques. In addition, the parties will collaborate to utilize combinatorial chemistry technology to identify potential products in selected target areas. The agreement provides for research funding by Novartis, and certain upfront, milestone and royalty payments, as well as product commercialization rights for both parties. In 1996, the Company recorded $9.4 million of revenues under the terms of the agreement.

    Under the Governance Agreement, so long as Novartis has the right to designate for nomination at least one Investor Director, subject to certain exceptions, if the Board of Directors authorizes the issuance of any Equity Securities, Novartis will have the right to purchase its Pro Rata Share of such securities. As used herein, "Pro Rata Share" means the fraction of an entire issuance of securities, the numerator of which shall be the number of shares of Common Stock owned by Novartis and its affiliates (other than the Company and its subsidiaries) immediately prior to such issuance of such securities and the denominator of which shall be the aggregate number of shares of Common Stock outstanding immediately prior to such issuance of such securities. If Novartis shall elect to purchase any such securities, such securities will be issued and sold to Novartis by the Company at the same time and on the same terms and conditions as the new securities are issued and sold to third parties (except that, if such securities are issued for consideration other than cash, Novartis shall pay the fair market value thereof, as determined in accordance with the Governance Agreement).

    Novartis and the Company are also parties to the Market Price Option Agreement pursuant to which Novartis has the right to purchase shares directly from the Company under the circumstances described below. Pursuant to the Market Price Option Agreement, the Company granted to Novartis Biotech Partnership, Inc. ("Novartis Biotech"), an affiliate of Novartis (formerly Ciba Biotech Partnership, Inc.), an irrevocable option (the "Option") to purchase on each date Novartis Biotech indicates to the Company it will close such purchase ("the exercise closing date"), on the terms and subject to the conditions set forth therein, up to the number of newly-issued shares (the "Shares") equal, as of the related Exercise Date (as defined below), to the number of Shares that Novartis would be permitted to purchase from persons other than the Company as of such Exercise Date under the Governance Agreement.

    The Market Price Option Agreement provides that the Option may be exercised by Novartis Biotech (or its designee, which designee must be Novartis or a direct or indirect wholly-owned subsidiary of Novartis), in whole or in part, at any time, or from time to time (the date of any such exercise being referred to as an "Exercise Date"), during the period beginning upon the Closing and ending on the date that Novartis and its affiliates become the beneficial owners of all outstanding shares of Equity Securities, so long as an Exercise Condition (as defined below) shall exist on such Exercise Date; provided, however, that Novartis Biotech may not exercise the Option at any time unless it owns Equity Securities representing at least 30 percent of the aggregate number of votes entitled to be voted in an election of directors of the Company by all the outstanding voting stock. The Option may be repeatedly exercised by Novartis Biotech; provided, however, that each exercise of the Option for fewer than the maximum number of Shares then issuable pursuant to an exercise of the Option shall be for that number of shares that results in a purchase price of at least $1 million.

    Pursuant to the Market Price Option Agreement, an "Exercise Condition" shall exist if any of the following conditions are satisfied: (i) Novartis Biotech concludes that it is in any way legally (including as a result of any regulation) restricted from purchasing or otherwise acquiring any Equity Securities from any person other than the Company, including any restriction resulting from Novartis Biotech's possession of any non-public material information regarding the Company; (ii) Novartis Biotech concludes that there is insufficient liquidity in the open market to permit it to (A) purchase on the open market the amount of Equity Securities it desires to purchase within the time period during which it desires to make such purchases or (B) make such purchases within such time period without such purchases unduly affecting the price of any of such Equity Securities, in which case the Option may be exercised to the extent of such insufficient liquidity as determined by Novartis Biotech, or (iii) Novartis' Percentage Interest is below 50 percent and Novartis Biotech desires, and is permitted under the Governance Agreement, to increase Novartis' Percentage Interest to a percentage exceeding 50 percent; provided that if as of any Exercise Date the only existing Exercise Condition is the condition specified in clause (iii) above, then Novartis Biotech shall not purchase through the exercise of the Option on such date any Shares that would increase Novartis' Percentage Interest to greater than 51 percent. The purchase price for any Shares purchased pursuant to an exercise of the Option shall be the fair market value of such shares.

    Novartis and the Company have also entered into the Subscription Agreement pursuant to which the Company shall have the right, exercisable at any time and from time to time during the eleven year period following the Closing, to require Novartis Biotech to acquire Common Stock of the Company directly from the Company at fair market value up to the Subscription Amount. "Subscription Amount" means, initially $500 million, and thereafter, such amount as reduced by the aggregate price paid from time to time after the Closing by Novartis Biotech or any of its affiliates to the Company or any subsidiary of the Company for each purchase from the Company or any subsidiary of the Company of any Equity Securities of the Company by any of them, whether pursuant to the Market Price Option Agreement, the Governance Agreement, the Subscription Agreement or otherwise except for (i) purchases by Novartis Biotech or its affiliates in connection with collaborations entered into by Novartis Biotech or its affiliates and the Company in accordance with the terms of the Cooperation and Collaboration Agreement or (ii) Equity Securities issued to Novartis or its affiliates in accordance with the terms of the Limited Liability Company

Agreement. Under the terms of the November 1996 Agreement, the parties agreed that the Subscription Amount will be reduced by any increase in the amount of credit facilities subject to the Novartis Guarantee, up to a maximum amount of $300 million, as may be elected by the Company under the November 1996 Agreement. Novartis Biotech's obligation to purchase any shares pursuant to the Subscription Agreement will be subject to the satisfaction as of the applicable closing date of certain conditions.

    In fiscal year 1996, Novartis did not purchase any securities from the Company pursuant to the Market Price Option Agreement, the Governance Agreement, the Subscription Agreement or otherwise.

    In November 1996, in connection with a consent and agreement resolving the U.S. Federal Trade Commission's review of the merger between Ciba-Geigy Limited and Sandoz Limited which created Novartis, Chiron and Novartis entered into the November 1996 Agreement, under the terms of which Chiron agreed to grant royalty-bearing licenses to Rhone-Poulenc Rorer, Inc. and Novartis under certain Chiron patents relating to gene therapy. As partial consideration, Novartis will pay the Company $60 million over the next five years, of which $15 million will be recorded in 1997. Novartis also agreed to cross-license to the Company certain Novartis-controlled gene therapy technologies. Novartis also agreed to renegotiate the Company's participation, which otherwise would have expired in March 1997, in promoting on behalf of Novartis Aredia-TM- in the U.S. Under the new arrangements, which are currently being negotiated, the Company will co-promote Aredia-TM- with Novartis for a two-year period, following a six-month transition period. Under the terms of the November 1996 Agreement, as discussed above at pages 23-25, there were certain changes made to the terms of the Novartis Guarantee as set out in the Investment Agreement and the payment terms for the Company's buyout of Novartis' interest in the Limited Liability Company. In addition, Novartis has agreed to provide to the Company additional guarantees totaling $200 million in the event Chiron elects to replace certain outstanding convertible debt.

    The Governance Agreement provides that the Company will not enter into any material transaction with Novartis or any of its affiliates (other than those expressly contemplated by the Investment Agreement, the Governance Agreement or any other agreement entered into in connection with the Closing) unless a majority of the Independent Directors or holders of a majority of the voting power of the voting stock which is held by unaffiliated stockholders approve such transaction.

    The Company and subsidiaries recorded revenue of $33,600,000 in 1996 from sales of products and services to Novartis, including sales fees of $30,189,000 for promotional services provided in connection with the sale of Novartis' product Aredia-TM-. In addition, as described previously, Chiron recorded revenues of $72 million and $9.4 million in 1996, related to the Limited Liability Company Agreement and combinatorial chemistry agreement with Novartis.

    In connection with the acquisition by the Company of the Chiron Diagnostics Shares, Novartis and its subsidiaries are obligated to continue for a reasonable period to provide to Chiron Diagnostics and its subsidiaries administrative and similar services and incidental research and development services. Such services are required to be provided at Novartis' cost. Use of Novartis' services has been expanded where Novartis has been determined to be the best available source for a particular service or phased out where more attractive alternative sources for a service have been identified. In 1996, the Company paid Novartis $40,000 for purchasing and distribution support, $1,470,000 for overseas office support and $776,000 for data processing, telecommunications and information services. For 1997, budgeted payments to Novartis for these services are nil for purchasing and distribution support, $576,000 for overseas office support and $900,000 for data processing, telecommunications and information services.

    In 1996, Chiron S.p.A paid Novartis and its affiliates approximately $485,000 in commissions on the sale of vaccines. In addition, Chiron S.p.A. earned approximately $283,000 in interest income during 1996 from an interest-bearing deposit in a financing subsidiary of Novartis.

    Under the terms of the Investment Agreement, all holders of options to acquire shares of Common Stock under Chiron's 1991 Stock Option Plan on November 20, 1994, including executive officers and directors of the Company, were granted certain cash payment rights in connection with the Novartis transaction. Each optionee was granted the right to receive a cash payment from Novartis with respect to options outstanding on November 20, 1994, equal to (A) 37.33 percent of the number of shares of Common Stock with respect to which each such option would first become exercisable in calendar year 1995 multiplied by (B) the difference between $29.25 (adjusted for the four-for-one stock split, effective August 2, 1996) per share and the exercise price per share of such option with respect to such shares ("1995 Cash Payments"). In fiscal year 1995, the Company paid 1995 Cash Payments to eligible option holders totaling approximately $24,124,000 and Novartis reimbursed the Company for such amounts as well as payroll taxes totaling approximately $1,453,000 associated with the payments. With respect to the remaining shares of Common Stock subject to each such option (i.e., those shares with respect to which the option first becomes exercisable before or after 1995), each optionee was granted the right, exercisable at any time during which such option remains outstanding and is exercisable with respect to such shares, to surrender for cancellation that portion of such option relating to 37.33 percent of such shares in return for a cash payment from Novartis equal to (A) the difference between $29.25 per share and the exercise price per share of such option multiplied by (B) the number of shares with respect to which such option is so surrendered and canceled ("Option Participation Payment"). In fiscal year 1996, Novartis paid approximately $5,690,000 to eligible option holders in connection with the surrender for cancellation of such options and reimbursed the Company for payroll taxes totaling approximately $184,000 associated with the payments.

    The Company agreed that if any of the cash payments by Novartis to Chiron executive officers described in the immediately preceding paragraph, alone or when aggregated with other compensation payable to any such executive officers, constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code and/or would subject such individuals to a tax under
Section 4999 of the Internal Revenue Code, the Company may pay such executive officers such additional amount or amounts as shall be necessary to assure that, on any date, the net after-tax amount realized by such executive officers from the compensation paid as a result of such cash payments from Novartis plus such additional amount shall equal the net after-tax amount that such individuals would have realized from the cash payment from Novartis if such additional tax were not imposed.

    The Company has entered into a collaborative research agreement with Applied Phytologics, Inc. ("API"). William J. Rutter, Chairman of the Board, is a majority shareholder of API. Under the agreement, API will perform certain research relating to the replication and expression of certain hepatitis C virus ("HCV") genes. The agreement provides that Chiron will own any inventions arising out of the research that relate to HCV, and will have an option to obtain a worldwide exclusive license under API's expression technology for any and all uses and products relating to HCV. Total payments to API under the agreement are $159,000, which amount was paid in 1996.

    In 1990, the Company entered into agreements with Bios Chile ("Bios"), a Chilean biotechnology company in which Dr. Pablo D.T. Valenzuela, Senior Vice President, Biologicals Research and Development, holds an ownership interest. Dr. Bernardita Mendez, Vice President, Regulatory and Quality Affairs, who is married to Dr. Valenzuela, is the daughter of the general manager of Bios. Under the agreements, as amended: (a) Dr. Valenzuela will be permitted to contribute up to 20 percent of his work time in any year to Bios; (b) Chiron acquired 19 percent of the outstanding stock of Bios upon payment of $100,000, plus an option to acquire up to 50 percent of the outstanding stock upon payment of an additional $100,000 to Bios; (c) Chiron will contribute equipment to Bios with a value of $250,000 in the first year of the agreement and $50,000 a year for ten years thereafter; (d) Chiron will pay a maximum of $25,000 per year for each of the next ten years for reasonable costs and expenses incurred by Dr. Valenzuela while performing services for Bios. In return, Bios will perform research services for Chiron valued at not less than $200,000 in the first year of the agreement and $50,000 a year for ten years thereafter. The agreement between the companies further contemplates the supply of certain biotechnological services and supplies by Bios to Chiron having a value of no less than $100,000 in each of the three years following its effective date. Chiron will have the right to commercialize, outside Latin America, any product of Bios and Bios will have the right to sell certain Chiron reagents for research purposes. In fiscal year 1996, the Company paid to Bios a total of $58,850 under various provisions of the above-mentioned agreements. Under an agreement to develop protocols for the Company's subsidiary Chiron Diagnostics, Chiron Diagnostics made a payment to Bios of $20,000 in fiscal year 1996. Under the terms of that agreement, budgeted payments to Bios for 1997 are $80,000.

    Pursuant to the provisions of an executive loan program adopted by the Board of Directors to promote stock ownership by executive officers ("Executive Loan Program"), in December 1995, the Company provided a loan of $351,250 to Mr. William Green, Senior Vice President, Secretary and General Counsel, to enable him to purchase 40,000 shares of Chiron Common Stock through the exercise of a stock option. Mr. Green agreed: (1) to pledge to the Company 40,000 shares of Chiron Common Stock acquired by him as security for the loan and (2) that the shares will be subject to an additional restriction on transfer which will lapse as to 50 percent of the shares after one year and the remainder after two years. The loan bears a variable interest rate based on the higher of the applicable Federal Rate or the Company's yield on its investment portfolio, and is due in full on or prior to December 29, 1997. As of December 29, 1996, the amount outstanding on the loan to Mr. Green, including interest, was $372,117. During the fiscal year ended December 29, 1996, the largest aggregate amount of indebtedness outstanding on the loan was $372,117.

    In September 1994, the Company provided a loan of $200,000 to Dr. William J. Link, Vice President of the Company and Chief Executive Officer of Chiron Vision Corporation, to assist him in financing his principal residence. The loan has a fixed interest rate of 7.75 percent and is due in full on or prior to September 2, 1999. The loan is secured by a second deed of trust on the property. As of December 29, 1996, the amount outstanding on the loan to Dr. Link, including interest, was $203,875. During the fiscal year ended December 29, 1996, the largest aggregate amount of indebtedness outstanding on the loan was $203,875.

    In June 1996, pursuant to the provisions of the Executive Loan Program, the Company provided a loan of $608,592 to Dr. Valenzuela to enable him to purchase 202,864 shares of Chiron Common Stock through the exercise of a stock option. Dr. Valenzuela agreed: (1) to pledge to the Company 102,864 shares of Chiron Common Stock acquired by him as security for the loan and (2) that the shares will be subject to an additional restriction on transfer which will lapse as to 50 percent of the shares after one year and the remainder after two years. The loan bears a variable interest rate based on the higher of the applicable Federal Rate or the Company's yield on its investment portfolio, and is due in full on or prior to June 6, 1998. As of December 29, 1996, the amount outstanding on the loan to Dr. Valenzuela, including interest, was $629,094. During the fiscal year ended December 29, 1996, the largest aggregate amount of indebtedness outstanding on the loan was $629,094.

    In April 1996, the Company provided a loan of $150,000 to Rajen Dalal, Vice President, Corporate Development, to acquire real property. The loan has a fixed interest rate of 8.25 percent and is due in full on or prior to April 23, 2001. The loan is secured by a second deed of trust on the property. As of December 29, 1996, the amount outstanding on the loan to Mr. Dalal was $150,000. During the fiscal year ended December 29, 1996, the largest aggregate amount of indebtedness outstanding on the loan was $158,491.

    The Company has indemnification agreements with directors that (i) confirm the present indemnity provided to them by the Company's Bylaws and give them assurances that this indemnity will continue to be provided despite future changes in the Bylaws and (ii) provide that, in addition, the directors shall be indemnified to the maximum extent permitted by law against all expenses (including attorneys' fees), judgments, fines, and settlement amounts incurred or paid by them in any action or proceeding, including any action by or in the right of the Company, on account of their service as a director, officer or similar official of any other company or enterprise when they are serving in such capacities at the request of the

Company. The indemnification agreements further provide that expenses incurred by a director in such cases shall be paid by the Company in advance, subject to the director's obligation to reimburse the Company in the event it is ultimately determined that the director is not entitled to be indemnified for such expenses under any of the provisions of the indemnification agreement. However, no indemnity will be provided to any director under the agreements as described in clause (ii) of the first sentence of this paragraph on account of conduct which is finally adjudged to be knowingly fraudulent, deliberately dishonest, or to constitute willful misconduct. In addition, no indemnification will be provided if a final court adjudication shall determine that such indemnification is not lawful, or in respect of any suit in which judgment is rendered against a director for an accounting of profits made from a purchase or sale of securities of the Company in violation of Section 16(b) of the Exchange Act, as amended, or of any similar statutory provision, or on account of any remuneration paid to a director which is finally adjudged to have been paid in violation of law. The indemnification agreements also contain provisions designed to protect the Company from unreasonable settlements or redundant legal expenditures.

                      EMPLOYMENT AND SEVERANCE AGREEMENTS

    In July 1994, Dr. Lewis T. Williams, Senior Vice President and President, Chiron Technologies, entered into an agreement with the Company which provided that in the event the Company terminated his status as an executive officer within the first seven years of his employment without cause, the Company would permit Dr. Williams, at his request, to organize and direct a research program to be funded in part by the Company. The scope of such research program would be determined by Dr. Williams and approved by the Company and would extend for a period of up to three years but, in no event beyond seven years from Dr. Williams' employment date, August 15, 1994. It is contemplated that the Company's financial support of such a program would not exceed the cost of Dr. Williams' salary and benefits and such costs for up to 25 full-time equivalent man-years of appropriate staff in the aggregate or 12 full-time equivalent man-years in the first year, declining ratably thereafter. The Company would have the right to acquire proprietary rights on commercially reasonable terms with respect to any inventions generated pursuant to such a program. The agreement with Dr. Williams further provides that, in the event his employment as an executive officer is terminated as described above, in lieu of the Company's funding such a research program, at his election, the Company will pay him a lump sum severance payment equal to one year's base salary.

    In September 1990, Mr. William Green, Senior Vice President, Secretary and General Counsel, entered into an agreement with the Company which provides that the Company will maintain life insurance for him in the amount of $500,000 and that, in the event Mr. Green's contributions or premiums associated with health or dental insurance exceed $4,500 in any year, the Company will pay the excess. Mr. Green's agreement with the Company further provides that, in the event the Company terminates his employment without cause, all options to purchase shares of Common Stock of the Company granted to Mr. Green on his date of hire will immediately vest. All such options had vested in accordance with their terms by December 31, 1995.

                                  PROPOSAL 2:
               APPROVAL OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN

    On February 28, 1997, the Board of Directors adopted the Chiron Corporation 1997 Employee Stock Purchase Plan (the "Purchase Plan"), subject to the approval of the stockholders at the 1997 Annual Meeting. The Purchase Plan would replace the Chiron Corporation 1988 Employee Stock Purchase Plan (the "Prior Purchase Plan"). The Prior Purchase Plan and an amendment increasing the number of shares authorized for issuance thereunder was approved by the Company's stockholders on August 11, 1988 and May 19, 1994, respectively.

    The Purchase Plan is intended to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan under Section 423 of the Internal Revenue Code. Participating affiliates may include any parent or subsidiary corporations of the Company, whether now existing or hereafter established, which elect to extend the benefits of the Purchase Plan to their eligible employees.

    The terms and provisions of the Purchase Plan are summarized below. However, the summary does not purport to be a complete description of the Purchase Plan. A copy of the Purchase Plan is attached hereto as Annex 1. Copies of the actual plan document may be obtained by any stockholder upon written request to the Secretary of Chiron, William G. Green, at the Company's principal offices in Emeryville, California.

ADMINISTRATION

    The Purchase Plan is administered by the Compensation Committee of the Board. Such committee, as Plan Administrator, has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by the Company without charge to participants.

SECURITIES SUBJECT TO THE PURCHASE PLAN

    The shares of Common Stock issuable under the Purchase Plan may be either shares newly issued by the Company or shares reacquired by the Company, including shares purchased on the open market. The maximum number of shares of Common Stock which may be sold to participants over the term of the Purchase Plan may not exceed the number of shares remaining for issuance under the Prior Purchase Plan (not to exceed 600,000 shares) plus an additional 8,000,000 shares.

    In the event that any change is made to the Company's outstanding Common Stock (whether by reason of recapitalization, stock dividend, stock split, exchange or combination of shares or other change in corporate structure effected without the Company's receipt of consideration), appropriate adjustments will be made to (i) the class and maximum number of securities issuable over the term of the Purchase Plan, (ii) the class and maximum number of securities purchasable per participant and (iii) the class and number of securities and the price per share in effect under each outstanding purchase right.

PURCHASE PERIODS AND PURCHASE RIGHTS

    Shares of Common Stock are offered under the Purchase Plan through a series of successive offering periods, each with a maximum duration of twenty-seven
(27) months. The initial offering period will begin at the time specified by the Plan Administrator, immediately after the last purchase of shares under the Prior Plan. It is anticipated that the first offering period will be twenty-seven (27) months in length and will consist of nine (9) quarterly purchase intervals.

ELIGIBILITY AND PARTICIPATION

    Any individual who is employed on a basis under which he or she is expected to work more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the Purchase Plan) is eligible to participate in the Purchase Plan. As of February 28, 1997, the Company estimated that approximately 4,529 employees, including 10 executive officers, were eligible to participate in the Purchase Plan.

    An individual who is an eligible employee at the start of any offering period may join that offering period at that time or, unless the Plan Administrator determines otherwise for an offering period, on any subsequent entry date (the first business day of any purchase interval within the offering period, which are anticipated to be quarterly for the initial offering period) within that offering period on which he or she is an eligible employee. An individual who first becomes an eligible employee after such start date may join the offering period on the first business day of the next purchase interval within the offering period (which are anticipated to be quarterly for the initial offering period) or, unless the Plan Administrator determines otherwise for any offering period, on the first business day of any subsequent purchase interval within that offering period on which he or she is an eligible employee.

    A participant will be granted a purchase right to acquire shares of Common Stock at intervals during an offering period. The purchase dates will occur on the last business day in each purchase interval during the offering period and all payroll deductions collected from the participant for the period ending with each such purchase date will automatically be applied to the purchase of Common Stock. Payroll deductions may not exceed 15 percent of base salary.

PURCHASE PRICE

    The purchase price of the Common Stock acquired on each purchase date within an offering period will be determined by the Plan Administrator by formula or otherwise at the beginning of the offering period, but may not exceed 85 percent of the lower of (i) the fair market value per share of Common Stock on the date that the participant was first eligible to participate in the offering period or
(ii) the fair market value on that purchase date.

    The fair market value of the Common Stock on any relevant date under the Purchase Plan will be the average of the high and low selling prices per share on such date on The Nasdaq National Market or the stock exchange which is the primary market for the Common Stock. On February 28, 1997, the fair market value per share of Common Stock was $20.625 per share.

SPECIAL LIMITATIONS

    The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

    - Purchase rights may not be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

    - Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 of Common Stock (valued at the time each purchase right is granted) during any one calendar year.

    - During any single offering period, no participant may purchase more than 24,000 shares (prorated, based on the number of months in the offering period, to the extent that an offering period is shorter than twenty-seven
      (27) months.)

TERMINATION OF PURCHASE RIGHTS

    The participant may withdraw from the Purchase Plan at any time and elect to have his or her accumulated payroll deductions either refunded immediately or, if the Plan Administrator permits for any offering period, applied to the purchase of Common Stock on the next purchase date. Unless the Plan Administrator determines otherwise for an offering period, a withdrawing participant may not participate in the next Purchase Interval within that offering period.

    The participant's purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions which the participant may have made for the period in which his or her employment terminates will be refunded and will not be applied to the purchase of Common Stock, except that the Plan Administrator may permit the funds to be applied to purchase Common Stock at the next purchase date in the case of termination of employment by reason of death or disability.

STOCKHOLDER RIGHTS

    No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

ASSIGNABILITY

    No purchase rights will be assignable or transferable by the participant, and the purchase rights will be exercisable only by the participant.

CORPORATE TRANSACTION

    In the event the Company is acquired by merger (involving a 50 percent or more change in ownership) or asset sale, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition, as if such date were a purchase date.

AMENDMENT AND TERMINATION

    The Purchase Plan will terminate upon the earlier of (i) February 28, 2007 or (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights.

    The Board may at any time alter, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, increase the number of shares issuable under the Purchase Plan, except in connection with certain changes in the Company's capital structure.

    The Company may adopt one or more other equity compensation plans or programs for some or all of the employees eligible to participate in the Purchase Plan, which adoption will not be considered an amendment to the Purchase Plan.

FEDERAL TAX CONSEQUENCES

    The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

    If the participant sells or otherwise disposes of the purchased shares within two years after he or she first became eligible to participate in the offering period in which such shares were acquired or within one year after the purchase date on which those shares were actually acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

    If the participant sells or disposes of the purchased shares more than two years after he or she first became eligible to participate in the offering period in which the shares were acquired and more than one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15 percent (or such other percentage discount as the purchase price shall represent as of the date of grant of the purchase right) of the fair market value of the shares on the grant of the purchase right and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

    If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15 percent of the fair market value of the shares on the grant of the purchase right will constitute ordinary income in the year of death.

ACCOUNTING TREATMENT

    Under current accounting rules, the issuance of Common Stock under the Purchase Plan will not result in a compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

STOCK ISSUANCES

    The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated groups, the number of shares of Common Stock purchased under the Prior Purchase Plan in 1996.

                        PRIOR PURCHASE PLAN TRANSACTIONS
                                    IN 1996

                                                                                  NUMBER OF      WEIGHTED AVERAGE
            NAME                                                               PURCHASED SHARES   PURCHASE PRICE
                                                                               ----------------  ----------------

Edward E. Penhoet............................................................               0       $        0

William J. Rutter............................................................           1,516       $   14.025

William G. Green.............................................................           1,518       $   14.025

Lewis T. Williams............................................................           1,439       $   14.025

Dennis L. Winger.............................................................           1,516       $   14.025

All executive officers as a group (11 persons)...............................          12,569       $  14.1044

All employees, including current officers who are not executive officers as a
  group (3,719 employees)....................................................       1,403,930       $  13.9598

NEW PLAN BENEFITS

    As of March 31, 1997, no purchase rights had been granted under the Purchase Plan.

VOTE REQUIRED FOR APPROVAL OF THE CHIRON CORPORATION 1997 EMPLOYEE STOCK
  PURCHASE PLAN

    The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting, a quorum being present, is required for approval of the Purchase Plan. Should such stockholder approval not be obtained, then no purchase rights will be granted under the Purchase Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PURCHASE PLAN.

                                  PROPOSAL 3:
                     APPROVAL OF AMENDED STOCK OPTION PLAN

GENERAL

    The Board of Directors has adopted, subject to stockholder approval, an amended Chiron 1991 Stock Option Plan ("Plan" or "1991 Plan"), which includes the following amendments: (1) an increase in the maximum number of shares that may be issued under the Plan by 13 million shares to 50,262,347 shares; (2) an increase by 28,673,531 shares in the number of shares to be issued under incentive stock options in order to permit all shares authorized to be issued under the Plan (50,262,347) to be so issued; (3) authorization of discretionary grants of options and other awards under the Plan to non-employee directors and
(4) elimination or modification of certain regulatory restrictions, including restrictions on amendments to the Plan, as permitted by recent amendments to Rule 16b-3 issued by the Securities and Exchange Commission under Section 16(b) of the Exchange Act.

    The 1991 Plan was adopted by the Board of Directors ("Board") on June 14, 1991 and, as subsequently amended, was approved by stockholders on December 10, 1991, May 13, 1993, May 18, 1995 and May 16, 1996. Any awards granted under the amended provisions of the Plan will, solely to the extent that such amendments are necessary to permit such grants, be granted subject to stockholder approval. If stockholder approval is not obtained, awards under the Plan will continue to be granted in accordance with the Plan provisions in effect before the Board adopted the amendments. As of January 1, 1997, approximately 4,222 employees (including officers and directors), 28 independent contractors and consultants, and 8 non-employee directors are eligible to participate in the Plan. The market price of Chiron Common Stock on February 28, 1997 was $20.625.

GENERAL DESCRIPTION OF CHIRON 1991 STOCK OPTION PLAN, AS AMENDED

    Pursuant to Securities and Exchange Commission rules, the Plan is described below in its entirety, incorporating the proposed amendments. The Plan, as proposed to be amended ("Amended Plan"), is attached as Annex 2, to which reference is made for a complete statement of the Plan provisions. The following summary is qualified, in its entirety, by reference to the Amended Plan.

PURPOSE

    The purpose of the Plan is to enable Chiron to attract and retain employees, including officers and directors, non-employee directors, independent contractors and consultants and to offer incentives and rewards that will encourage such individuals to acquire a proprietary interest in the Company, to build value for stockholders, and to continue in the service of the Company and its subsidiaries.

ADMINISTRATION

    The Plan is administered by a committee or committees (the "Committee") appointed by the Board from among its members. In establishing the composition of the Committee, the Board will consider, but is not bound by compliance with Rule 16b-3 issued under the Exchange Act and Section 162(m) of the Internal Revenue Code. Before amendment, the Plan required that administration of the Plan with respect to officers subject to Section 16(b) be performed by a committee of directors who qualified as "disinterested persons" within the meaning of then-existing Rule 16b-3. The term "disinterested person," as well as the requirement that the Plan be administered by such persons, was eliminated from Rule 16b-3 in 1996. Amended Rule 16b-3 provides several alternative means of exempting transactions under the Plan from the liability provisions of
Section 16, including but not limited to, administration by a committee that satisfies certain requirements as to composition.

    The Committee is generally authorized to construe and interpret the Plan, to establish appropriate rules and regulations, to select employees, independent contractors and consultants of the Company and its subsidiaries for participation and to specify the terms of awards granted under the Plan. Members of the

Committee may be removed by the Board. In determining the terms, conditions and amount of each award, the Committee may take into account various criteria, including, among others, salary grade and individual and Company performance.

    Chiron will pay all costs of administration of the Plan. The cash proceeds received by Chiron from the issuance of shares pursuant to the Plan will be used for general purposes.

SHARES AND TERM

    The stock subject to awards granted under the Plan is Chiron's authorized but unissued or reacquired Common Stock ("Common Stock") or shares of one or more series of Chiron's authorized but unissued or reacquired Restricted Common Stock (in the aggregate, "Company Stock"). The rights, preferences and privileges, together with restrictions and limitations, and the number of shares of each series of Restricted Common Stock issuable under the Plan, will be set forth in Chiron's Certificate of Determination of Preferences of Common Stock as in effect from time to time during the term of the Plan. The Company may repurchase shares in the open market or otherwise.

    Initially, the stockholders approved for issuance under the Plan, 18,000,000 shares of Company Stock (adjusted for the 1996 four-for-one stock split), in addition to the shares of Company Stock previously authorized by stockholders and remaining for issuance under the Chiron Corporation 1982 Stock Option Plan ("1982 Plan") and the Chiron Corporation 1984 Non-Qualified Plan ("Non-Qualified Plan") on December 10, 1991 (3,588,816 shares, adjusted for the 1996 four-for-one stock split). Except as otherwise limited by the terms of the Plan, this amount was subject to annual increase, without further stockholder approval, commencing on January 1, 1992, by a number of additional shares of Company Stock equal to 1.50 percent of the number of Chiron Common Equivalent Shares outstanding as of the end of the preceding fiscal year. "Chiron Common Equivalent Shares" are the total number of shares of Common Stock outstanding plus the total number of shares of Common Stock issuable upon conversion or exercise of outstanding warrants, options and convertible securities. The Amended Plan increases the authorized number of shares, as adjusted for the 1996 four-for-one stock split, by 13 million shares, subject to further automatic annual increases, as provided in the Plan, for each year after 1997.

    Originally, the Plan provided that not more than 18,000,000 shares of Company Stock (adjusted for the 1996 four-for-one stock split), plus the number of shares of Company Stock remaining for issuance under Chiron's 1982 Plan and Chiron's Non-Qualified Plan on the effective date of the Plan (3,588,816 shares, adjusted for the four-for-one stock split) could be subject to Incentive Stock Options ("ISOs"). The Amended Plan increases this number, as adjusted for the 1996 four-for-one stock split, by an additional 28,673,531 shares and provides for an automatic increase on the first day of each fiscal year beginning after 1997 equal to 1.50 percent of the number of Common Equivalent Shares outstanding on December 31, 1996. In no event will more than 2,000,000 shares of Restricted Common Stock be issued under this Plan.

    To the extent that an option expires or is terminated, or is canceled or forfeited for any reason (other than surrendered for a cash appreciation payment) without having been exercised in full, any remaining shares allocable to the unexercised portion of such option shall again become available for subsequent grants under the Plan. To the extent that a share right or share unit expires or is terminated, or is canceled or forfeited for any reason without being paid in cash or shares of Company Stock, any remaining shares allocable to the unpaid portion of such share right or share unit shall become available again for subsequent grants under the Plan. Under the Amended Plan, but not the original Plan, restricted shares that have been issued but forfeited or repurchased by the Company shall be available for the grant of new awards under the Plan. Shares attributable to the payment of a share unit in cash, the payment of cash or a cash appreciation distribution upon the surrender or exercise of a stock option, or the payment of cash in lieu of shares under a restricted share or a share right will not be available for subsequent grants under the Plan.

    No individual may receive awards under the Plan over its term with respect to more than four million shares of Common Stock (as adjusted for the 1996 four-for-one stock split).

ELIGIBILITY

    Employees, including officers and directors, non-employee directors, consultants and independent contractors of the Company or its subsidiaries, are eligible to receive awards under the Plan. Officers whose compensation is subject to the deduction limitation of Section 162(m) of the Internal Revenue Code (generally, the chief executive officer and the other four top-paid executives) may receive performance units, which are intended to be exempt from such limitation, in addition to or in lieu of other awards granted under the Plan. Non-employee directors are eligible for automatic awards, as described below, and, under the Amended Plan, additional discretionary awards.

DISCRETIONARY AWARDS OF STOCK OPTIONS, RESTRICTED SHARES, SHARE RIGHTS, AND
  SHARE UNITS

    The Committee may, from time to time, grant awards to persons that it determines are eligible to participate in the Plan. An award may be in the form of a stock option, restricted share, share right, share unit or performance unit.

    In order to assist an award holder in the acquisition of Company Stock pursuant to an award, the Committee may authorize the Company to extend secured or unsecured credit to the award holder (other than pursuant to the automatic award provisions of the Plan). The Committee may also permit an award holder to elect to have shares of Common Stock held by the award holder for the requisite period to avoid a charge to the Company's earnings ("Previously Owned Shares") applied to satisfy any withholding tax obligation incurred in connection with the award and may require or permit a portion of any Common Stock otherwise issuable under an award to be paid in cash instead of stock and applied to such a withholding tax obligation.

    STOCK OPTIONS

    Under the terms of the Plan, the Committee may grant an incentive stock option ("ISO"), which satisfies the requirements of Section 422 of the Code, or a non-statutory option ("NSO"), which is not intended to satisfy the requirements of Section 422 of the Code.

    The Committee may determine the number of shares of Company Stock issuable under an option as well as the exercise date, the exercise price, and the exercise period of an option. However, the exercise price of an option may not be less than eighty-five percent (85%) of the fair market value (as defined in the Plan) of the option shares on the date of the grant of the option or, in the case of an ISO, one hundred percent (100%) of the fair market value of the option shares on the date of the option grant.

    The duration of an option may not exceed ten years. Notwithstanding the foregoing, substitute options (defined below) will have exercise prices, terms and conditions determined in accordance with the relevant option agreements and adjusted, where applicable, for their conversion to options on Chiron Common Stock, and the terms of automatic option grants will be as described under "Automatic Awards to Non-Employee Directors."

    Following stockholder approval of the 1991 Plan and upon consummation of the mergers between Chiron and Cetus, Protos, and Chiron Ophthalmics, outstanding options under those companies' stock option plans and Chiron's prior option plans (including related limited stock appreciation rights) were converted, in the manner and at the exchange ratio specified in the merger agreements, into options to acquire Common Stock under this Plan. On the effective date of the Plan, outstanding automatic option grants under the Chiron 1982 Plan were conformed, other than to extend the term, to the automatic option grants under the Plan. Collectively, these options will be known as "substitute options."

    The exercise price is generally payable in full in cash or, in the Committee's discretion, in Previously Owned Shares or, under certain conditions, the proceeds of a same day sale of the award shares, or by means of the extension of secured or unsecured credit to the optionee.

    RESTRICTED SHARES, SHARE RIGHTS, SHARE UNITS AND PERFORMANCE UNITS

    Restricted shares, share rights, and share units may be granted independently of other compensation or in lieu of compensation that would otherwise be paid in cash or stock options, whether at the election of the award holder or otherwise. The number of restricted shares, share rights or share units to be awarded in lieu of any cash compensation amount or number of stock options is determined by the Committee in its sole discretion and need not be equal to such foregone compensation in fair market value. Restricted shares, share rights and share units may be awarded in tandem with stock options, so that a portion of such award becomes payable or becomes free of restrictions only if and to the extent that the tandem options are not exercised or are forfeited, subject to such terms and conditions as the Committee may specify. The terms, conditions and restrictions to which restricted shares, share rights, and share units are subject will be determined in the sole discretion of the Committee, and may vary from grant to grant. The Committee shall determine whether any consideration is to be received by the Company or its subsidiaries as a condition precedent to the issuance of restricted shares or shares issued pursuant to share rights.

    With respect to restricted shares and share rights, the Committee may provide award holders with an election to receive a percentage of the total value of the Company Stock subject to their restricted shares or share rights in the form of a cash payment, subject to such terms, conditions and restrictions as the Committee shall specify.

    A. Restricted Shares

    Restricted shares are shares of Company Stock, the retention and transfer of which is subject to terms and conditions (based on performance standards, periods of service or otherwise) determined by the Committee. At the time the restricted share award is made, the Committee will establish a restriction period applicable to such award. Generally, the award holder will have the right to enjoy all stockholder rights during the restriction period, except that a breach of the terms and conditions established by the Committee pursuant to the restricted share award will cause a repurchase or forfeiture of the restricted shares.

    B. Share Rights

    A share right consists of the right, subject to terms and conditions (based on performance standards, periods of service or otherwise) as the Committee shall establish, to receive shares of Company Stock and, if determined by the Committee, cash dividend equivalents.

    C. Share Units

    A share unit consists of the right to receive an amount in cash equal to the fair market value of one share of Company Stock on the date of valuation of the unit, including, if determined by the Committee, a cash dividend equivalent, less such amount, if any, as the Committee shall specify. The Committee shall determine the terms and conditions (based on performance standards, periods of service or otherwise), if any, to which any such payment will be subject. The award holder shall not be entitled to any interest in or to any dividend, voting, or other rights of a stockholder.

    D. Performance Units

    A performance unit consists of a restricted share, share right or share unit that vests upon the attainment of pre-set performance goals (established by the Committee) over a specified performance period. Executives subject to Section 162(m) are eligible to receive performance units. The Committee may provide for different levels of payouts based on relative performance toward a performance goal. Final payouts are subject to the approval of the Committee, and the Committee has the absolute discretion to reduce or cancel, but not increase, any payout.

    Performance units may be based on one or more of the following criteria over a specified period: total shareholder return; the achievement of a specified closing or average closing price of Common Stock; the absolute or percentage increase in the closing or average closing price of Common Stock and/or one or more of the following measures of the Company's net income for the specified performance period determined in accordance with generally accepted accounting principles as consistently applied by the Company: absolute net income or a percentage or absolute dollar increase in net income, earnings per share or a percentage or absolute dollar increase in earnings per share, or return on assets employed or equity or a percentage or absolute dollar increase in return on assets employed or equity; or the Company's absolute gross revenues or a percentage or absolute dollar increase in gross revenues for the specified performance period determined in accordance with generally accepted accounting principles as consistently applied by the Company. The performance units may be based on the Company's performance alone, or the Company's performance may be measured against variously weighted published benchmark indices that the Committee determines are representative of the Company's peer group, which indices may include the Standard & Poor's Health Care Composite Index, the Standard & Poor's Health Care Diversified Index and the AMEX Biotechnology Index, among others.

    For purposes of the Plan, net income and gross revenues shall be net income and gross revenues of the Company and its consolidated subsidiaries as reported by the Company and certified by its independent public accountants, but the Committee in fixing any goal may exclude any or all of the following if they have a material effect on annual net income or gross revenues: events or transactions that are either unusual in nature or infrequent in occurrence (such as restructuring/reorganization charges, the purchase or sale of in process technology, the sale or discontinuance of a business segment, the sale of investment securities, losses from litigation, the cumulative effect of changes in accounting principles and natural disasters), depreciation, interest or taxes.

CORPORATE TRANSACTIONS

    In the event of an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger, reorganization, or liquidation ("Corporate Transaction"), each of the following awards will be automatically accelerated so that (1) options become fully exercisable with respect to the total number of shares purchasable under the options, (2) restrictions on restricted shares will be eliminated, and the shares will immediately vest, and (3) share rights and share units will immediately vest and become payable. The Committee may also provide for the automatic termination of repurchase rights upon the occurrence of a Corporate Transaction.

    However, an outstanding award will not be accelerated if the award is either assumed by the successor corporation, or replaced with a comparable award by the successor corporation.

AUTOMATIC AWARDS TO NON-EMPLOYEE DIRECTORS

    On the last business day of the second quarter of each fiscal year of the Company ("automatic grant date"), each continuing non-employee director automatically receives a nonstatutory option ("automatic option grant") to purchase that number of shares of Common Stock determined by dividing $100,000 by the average stock price of a share of Common Stock over the preceding 12 months. On the date that a person first becomes a non-employee director (if other than an automatic grant date), he or she then receives an automatic option grant to purchase a pro rata number of shares of Common Stock, based on the number of months the non-employee director will serve as a director before the next automatic grant date. Each automatic option grant has an exercise price equal to the fair market value of the Common Stock on the date of grant and a term of ten years, but expires three months after the optionee ceases to serve as a director, employee, consultant or independent contractor (twelve months if due to disability or death). Automatic options are immediately exercisable, but the shares acquired are subject to repurchase by the Company at the original exercise price if a non-employee director ceases to provide services to Chiron or its subsidiaries as a director, employee, consultant or independent contractor. This repurchase right lapses in equal annual installments over five years from the grant date, provided the director continues to provide services to the Company, and lapses immediately, in full, upon death or disability.

    Each newly elected or appointed non-employee director is automatically granted the right to receive that number of shares of Common Stock ("automatic share right") purchasable with $40,000 on the date of such election or appointment. (A similar $40,000 share right was granted to existing directors on the 1996 automatic grant date.) On each subsequent automatic grant date while the individual is serving as a non-employee director, the non-employee director is automatically granted a $25,000 share right. However, if a non-employee director is newly elected or appointed on a date other than an automatic grant date, then on next automatic grant date after such election or appointment, the non-employee director is granted a pro-rated $25,000 share right, based on the number of months the individual served as a non-employee director before such automatic grant date. The dollar values are subject to cost-of-living increases after 1996. Share rights vest in equal annual installments over five years from the date of grant, provided the non-employee director continues to provide services to the Company, and vest in full upon death or disability.

ADJUSTMENTS

    Options, restricted shares, share rights, share units and any agreements evidencing such awards shall be subject to adjustment by the Committee as to the kind, number and, if applicable, price of shares of stock or other consideration obligation subject to such awards in the event of changes in the outstanding stock due to a change in the corporate or capital structure of the Company. In the event of any such change in the outstanding stock, the aggregate number of shares available under the Plan and ISOs in the aggregate and to a single individual may be appropriately adjusted by the Committee, whose determination shall be conclusive.

CANCELLATION AND REGRANT OF OPTIONS

    Under the Plan, the Committee has the authority to effect at any time, with the consent of the affected option holders, the cancellation of any or all options outstanding under this Plan, the prior Cetus Stock Option Plans, the Protos Corporation 1988 Stock Option Plan, the Chiron Ophthalmics, Inc. 1986 Stock Option Plan, the 1982 Plan and the Non-Qualified Plan (the "Prior Plans") (other than options granted under the automatic option grant provisions of these plans) and to grant in substitution therefor new options for the same or different number of shares with an exercise price not less than 85 percent of fair market value on the new grant date or 100 percent of fair market value if the new option is to be an ISO.

SURRENDER OF OPTIONS FOR CASH OR STOCK

    The Committee in its discretion may implement an option surrender program under the Plan through which one or more optionees may, under the terms and conditions established by the Committee, be granted the right to surrender all or part of an unexercised option for an appreciation distribution equal to the difference between the fair market value of the shares at the surrender date and the option price payable thereon. Such distribution may be made in shares of Company Stock valued at fair market value on the date of surrender, in cash, or partly in shares and partly in cash, as the Committee, in its sole discretion, may decide. The option surrender provisions are not applicable to the automatic option grant provisions of the Plan.

REPURCHASE RIGHTS

    The Committee in its discretion may establish as a term of one or more awards granted under the Plan that the Company (or its assigns) will have repurchase rights, exercisable upon the award holder's termination of employment with, or cessation of services for, the Company and its subsidiaries. The Committee will also have the authority to provide for the automatic termination of the Company's repurchase rights, in whole or in part, thereby accelerating the vesting of any or all of the purchased shares (other than purchased shares obtained pursuant to the automatic award provisions of this Plan) upon the occurrence of a Corporate Transaction.

RIGHT OF FIRST REFUSAL

    The Committee in its discretion may establish as a term of one or more awards granted under the Plan that the Company has a right of first refusal with respect to the proposed disposition by the award holder (or any successor in interest by reason of purchase, gift or other mode of transfer) of any shares of Company Stock acquired by the award holder. The instrument evidencing such right of first refusal will specify the terms and conditions of that right.

ASSIGNMENT

    The Amended Plan would permit the assignment of awards to members of the recipient's immediate family or a family trust. Otherwise, awards under the Plan may not be assigned or transferred.

SPECIAL CASH PAYMENTS RELATED TO NOVARTIS TRANSACTION

    All holders of options to acquire shares of Common Stock under the 1991 Plan on November 20, 1994 were granted certain cash payment rights in connection with the Novartis transaction.

    Each optionee was granted the right to receive a cash payment from Novartis with respect to options outstanding on November 20, 1994 equal to (A) 37.33 percent of the number of shares of Common Stock with respect to which each such option would first become exercisable in calendar year 1995 multiplied by (B) the difference between $29.25 (adjusted for the four-for-one stock split) per share and the exercise price per share of such option with respect to such shares. The portion of each option which underlies each such cash payment is not canceled upon the optionee's receipt of the payment from Novartis.

    With respect to the remaining shares of Common Stock subject to each such option (i.e., those shares with respect to which the option first becomes exercisable before or after 1995), each optionee was granted the right, exercisable at any time during which such option remains outstanding and is exercisable with respect to such shares, to surrender for cancellation that portion of such option relating to 37.33 percent of such shares in return for a cash payment from Novartis equal to (A) the difference between $29.25 (adjusted for the four-for-one stock split) per share and the exercise price per share of such option multiplied by (B) the number of shares with respect to which such option is so surrendered and canceled.

    The grant of such rights, which were made with respect to 7,435,104 optioned shares (adjusted for the four-for-one stock split) was in addition to, and does not count against, the limits on the number of shares with respect to which other awards under the Plan may be made to all individuals and/or a single individual. All payments in respect of such rights were made by Novartis. The Company has agreed that if the payment under any right would subject a recipient to an excise tax on excess parachute payments under Section 4999 of the Internal Revenue Code ("Section 4999"), the Company would make such further cash payment to the recipient as would be necessary to provide the recipient with the same after-tax amount that he or she would have received in the absence of such excise tax. The Company does not believe that any payments under the rights constitute excess parachute payments. However, because definitive guidance has not been issued under Section 4999 relating to the type of transaction that triggers the application of that provision and the type and value of rights that constitute excess parachute payments, there can be no assurance that payments to certain officers and one-percent stockholders of the Company will not constitute excess parachute payments.

NEW PLAN BENEFITS

    Since it is not possible to foresee when and whether an eligible individual will be granted a discretionary stock option, it is not possible to determine the amount of discretionary awards eligible individuals (including newly-eligible non-employee directors) will receive if the Amended Plan is approved by stockholders.

    The following tables contain information on stock options and other awards granted under the Plan for the Company's fiscal year January 1, 1996 through December 29, 1996.

                  STOCK OPTIONS GRANTED UNDER THE PLAN IN 1996

                                                                                                 AVERAGE EXERCISE
                                                                           NUMBER OF SHARES          PRICE OF
                           NAME AND POSITION                             SUBJECT TO OPTIONS(#)     OPTIONS ($)
-----------------------------------------------------------------------  ---------------------  ------------------
Edward E. Penhoet .....................................................           140,000           $  28.5938
  President and Chief Executive Officer
William J. Rutter .....................................................           140,000              28.5938
  Chairman
William G. Green ......................................................            56,000              28.5938
  Senior Vice President, Secretary and General Counsel
Lewis T. Williams .....................................................            60,000              28.5938
  Senior Vice President; President, Chiron Technologies
Dennis L. Winger ......................................................            48,000              28.5938
  Senior Vice President, Finance & Administration, and Chief Financial
  Officer
Current executive officers as a group .................................           692,000              27.6802
  (10 persons)
Non-Executive Director Group ..........................................            25,800              24.4063
  (8 persons)
All employees, including all current officers who are not executive
  officers, as a group ................................................         5,864,969              21.7865
  (4,222 employees)

                PERFORMANCE UNITS GRANTED UNDER THE PLAN IN 1996

                                                                                      NUMBER OF SHARES SUBJECT TO
                                 NAME AND POSITION                                       PERFORMANCE UNIT (1)
-----------------------------------------------------------------------------------  -----------------------------
Edward E. Penhoet .................................................................                2,800
  President and Chief Executive Officer
William J. Rutter .................................................................                2,800
  Chairman
William G. Green ..................................................................                1,600
  Senior Vice President, Secretary and General Counsel
Lewis T. Williams .................................................................                1,600
  Senior Vice President; President, Chiron Technologies
Dennis L. Winger ..................................................................                1,600
  Senior Vice President, Finance & Administration, and Chief Financial Officer
Current executive officers as a group .............................................               16,400
  (10 persons)
Non-Executive Director Group ......................................................                  -0-
  (8 persons)
All employees, including all current officers who are not executive officers, as a
  group ...........................................................................               48,000
  (51 employees)

------------------------

(1) Subject to satisfaction or non-satisfaction of certain performance criteria, the number of shares ultimately issued under a performance unit may be between zero and 300 percent of the number shown. See the long-term incentive plans table at page 16 for further information on the performance units.

AMENDMENT OR TERMINATION

    The Board may amend, suspend or discontinue the Plan at any time. However, without stockholder approval, the Board may not make any other change with respect to which the Board determines that stockholder approval is required by applicable law or regulatory standards. Before its amendment, as proposed, the Plan also contained the following restrictions, which were required by Rule 16b-3 before that rule was amended in 1996: the automatic option grant provisions of the Plan could not be amended more frequently than once every six months, unless necessary to comply with the Internal Revenue Code, and the Board could not, without stockholder approval: (1) materially modify the requirements for eligibility and participation in the Plan or (2) materially increase the number of shares which may be subject to awards granted under the Plan.

    To the extent not inconsistent with the Plan, the Committee may modify or waive the terms of any outstanding award.

    The Company may adopt one or more other equity compensation plans or programs for some or all of the individuals eligible to participate in the Plan, which adoption shall not be considered an amendment to the Plan.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a general description of certain federal income tax consequences of the Plan. This description does not purport to be complete.

    The Company will be entitled to a business expense deduction equal to the ordinary income recognized by an optionee on exercise of an NSO. The ordinary income recognized will be equal to the excess of the fair market value of the purchased shares on the date of recognition over the exercise price. Generally, the date of recognition will be the date the option is exercised or, if later, the first date shares acquired on exercise are not subject to a substantial risk of forfeiture.

    The Company will also be entitled to a business expense deduction equal to the ordinary income recognized by an optionee due to a "disqualifying disposition" of stock acquired pursuant to an ISO. A disqualifying disposition occurs if an optionee disposes of the acquired shares within two years of the date of the option grant, or within one year of the date the shares are acquired by the optionee. In the case of a disqualifying disposition, the optionee will generally recognize ordinary income in the year of disposition, in an amount equal to the amount of ordinary income the optionee would have recognized from the exercise of the option had the option been an NSO at the time of exercise.

    To the extent that the aggregate fair market value (determined as of the respective date or dates of grant) of shares with respect to which options that would otherwise be ISOs are exercisable for the first time by any individual during any calendar year exceeds the sum of $100,000, such options will be treated as NSOs. To the extent that an option may be surrendered for a special cash payment from Novartis, it will generally not qualify as an ISO.

    A recipient of restricted shares may be taxed in one of two ways: (1) the award holder pays tax when the restrictions lapse, or (2) makes a special election to pay tax in the year the grant is made. The value of the award for tax purposes is the fair market value of the shares at the applicable time, less any consideration paid by the award holder for the shares. This value is taxed as ordinary income. When the award holder is taxed, the Company receives a tax deduction at the same time and for the same amount. If an award holder elects to be taxed at grant, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until sale or other disposition of the stock. However, dividends in cash and stock will be treated as follows:

    a. if the above special tax election has been made, cash dividends paid to the award holder will be taxable dividend income to the award holder when paid, but the Company will not be entitled to any corresponding deduction; and

    b. if such election has not been made, the award holder will have taxable compensation income and the Company a corresponding deduction when the dividends are paid.

    A recipient of share rights paid in stock recognizes no taxable income at the time of grant. However, when the conditions precedent to the issuance of shares pursuant to such share rights are satisfied, the award holder would recognize ordinary income equal to the fair market value on the date of issuance of the shares less any consideration paid by the award holder. Any cash dividend equivalent paid to holders of share rights is ordinary income. The Company will be entitled to a deduction equal to the award holder's ordinary income recognized pursuant to the issuance of shares under the award in the year recognized by the award holder.

    A recipient of a share unit recognizes no taxable income at the time of grant. Whether a share unit award is paid in cash or shares of Company Stock, the award holder will have ordinary income and the Company will have a corresponding deduction when the award is paid. The measure of such income and deduction will be the fair market value of the shares at the time of payment.

    If an award is accelerated as a result of a Corporate Transaction, all or a portion of the value of the award at that time may be a parachute payment for purposes of the Internal Revenue Code's excess parachute provisions. Those provisions generally provide that if parachute payments exceed three times an award holder's average compensation for the five tax years preceding the Corporate Transaction, the Company loses its deduction and the recipient is subject to a 20 percent excise tax for the amount of the parachute payments in excess of such average compensation.

    A special cash payment from Novartis will constitute taxable income to the recipient at the time of payment. The Company believes that, subject to the limits of Section 162(m) of the Internal Revenue Code (applicable to certain officers of the Company, as discussed below), the Company will be entitled to a deduction for the amount of each such payment.

ACCOUNTING TREATMENT

    The following is a summary of certain accounting consequences of awards under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS No. 123"). This standard defines a fair value based method of accounting for stock-based employee compensation plans; however, it also allows an entity to continue to measure compensation cost for those plans using the provisions of APB Opinion No. 25, "Accounting for Stock Issued to Employees" ("Opinion 25"). Under the fair value based method, compensation cost is measured at the grant date based on the fair value of the award and is recognized over the service period, which is usually the vesting period. Under Opinion 25, compensation cost is recognized based on the difference, if any, between the market price of the stock and the amount an employee must pay to acquire the stock. The Company has elected to continue accounting for compensation cost arising from its stock-based compensation plans under the Opinion 25 approach, which serves as a basis for the following description.

    An option granted with an exercise price less than the fair market value of the option shares on the date of grant will give rise to compensation expense equal to the difference between the fair market value of the shares on the date of grant and the exercise price. The expense will be accrued as the optionee vests in the option or the shares purchasable under the option. Option grants at 100 percent of fair market value will not result in any charge to the Company's earnings.

    The grant of restricted stock or share rights will generally result in compensation expense equal to the market value of the underlying shares of Common Stock on the date of grant (less any consideration paid therefor). This expense will generally be amortized over the term of the vesting in such awards, but the expense may be subject to periodic adjustment depending on performance criteria and other factors. In the case of certain performance criteria, the recognition and measurement of the expense may be delayed until the performance criteria are attained or are likely to be attained.

    Generally, the fair market value of a share unit on the date of grant (less any consideration paid therefor) will be accrued as an expense and, at the end of each fiscal quarter thereafter, the amount (if any) by which the fair market value of the unit has increased or decreased from the amount previously accrued will be recorded as an adjustment to compensation expense. In the case of certain vesting or performance criteria, the expense may be amortized or the recognition and measurement of the expense may be delayed until the performance criteria are attained or are likely to be attained.

    The number of outstanding options, restricted stock and share rights will be a factor in determining earnings per share on a fully diluted basis.

    FAS No. 123 requires the Company to disclose, in footnotes to the Company's financial statements, the impact that options and other awards granted under the Plan would have had on the Company's reported earnings were the fair value of those awards treated as compensation expense.

DEDUCTION LIMIT FOR EXECUTIVE COMPENSATION

    Section 162(m) of the Internal Revenue Code limits federal income tax deductions for compensation paid to each of the chief executive officer and the four other most highly compensated officers of a public company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions.

    The Company believes that stock options granted to its executives with an exercise price equal to or greater than the fair market value of Common Stock on the date of grant and performance units will qualify for the performance-based compensation exception to the deduction limit. However, there can be no assurance that the options and performance units will so qualify.

    The cash payments made by Novartis will not be exempt from application of
Section 162(m). As a result, if the amount of any such payment to any of the five executive officers of the Company subject to Section 162(m) in any fiscal year, together with other compensation paid to such officer in such fiscal year that is not exempt from the limits of Section 162(m), exceeds $1 million, the Company will not be entitled to a deduction for the amount of such excess.

VOTE REQUIRED FOR APPROVAL OF THE AMENDED CHIRON 1991 STOCK OPTION PLAN

    The affirmative vote of a majority of the outstanding voting shares present or represented and entitled to vote at the Annual Meeting, a quorum being present, is necessary to approve the amended Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDED PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE PLAN IN THE AGGREGATE AND AS INCENTIVE STOCK OPTIONS, TO AUTHORIZE DISCRETIONARY GRANTS TO NON-EMPLOYEE DIRECTORS AND TO ELIMINATE CERTAIN REGULATORY RESTRICTIONS, INCLUDING RESTRICTIONS ON AMENDMENTS TO THE PLAN, AS PERMITTED BY RECENT AMENDMENTS TO SECURITIES AND EXCHANGE COMMISSION RULE 16B-3.

                                  PROPOSAL 4:
                RATIFICATION OF SELCTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected KPMG Peat Marwick LLP to serve as independent auditors for Chiron for the current fiscal year. Ratification by the stockholders will be sought for the selection by the Board of Directors of KPMG Peat Marwick LLP as independent auditors to audit the accounts and records of Chiron for the fiscal year ending December 31, 1997, and to perform other appropriate services. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if the representatives so desire. In the event that a majority of the shares voting on the matter at the Annual Meeting does not vote for ratification of the selection of KPMG Peat Marwick LLP, the Board of Directors will reconsider such selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent public accounting firm at any time during the year if the Board determines that such a change would be in the best interest of the Company.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

    The affirmative vote of the holders of a majority of the shares represented and voting on the matter will be required to ratify the selection of KPMG Peat Marwick LLP.

                            SECTION 16(a) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than 10 percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for fiscal year

1996, the Company believes that all its officers and directors complied with all filing requirements applicable to them with respect to transactions during fiscal year 1996.

    On January 3, 1995, Ciba-Geigy Limited became the beneficial owner of in excess of 10 percent of the outstanding shares of Common Stock of the Company through a public tender offer by its indirect wholly owned subsidiary, Ciba Biotech Partnership, Inc. Notwithstanding that such acquisition was disclosed by Ciba-Geigy Limited on a combined Schedule 14D-1 and Schedule 13D under the Exchange Act, Ciba-Geigy Limited inadvertently neglected to report such acquisition on Form 3 as required by Section 16 of the Exchange Act, as well as four subsequent acquisitions of Common Stock of Chiron which should have been reported on Form 4 under the Exchange Act. On January 17, 1997, Novartis reported all such acquisitions on Form 5 under the Exchange Act.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be considered for inclusion in the Company's Proxy Statement for next year's Annual Meeting of Stockholders must be received at the Company's principal executive office by December 12, 1997. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER BUSINESS

    The Board of Directors is not aware of any other matter that may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion in the best interest of the Company.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

    The Company has chosen again this year to print summary financial information for the fiscal year ended December 29, 1996 in its 1996 Annual Report, a copy of which is enclosed with this proxy material. The full audited consolidated financial statements of the Company and its subsidiaries and other required financial disclosures appear in a brochure enclosed inside the back cover of the Annual Report.

Dated: April 11, 1997                     BY ORDER OF THE BOARD OF DIRECTORS

                                          WILLIAM G. GREEN

                                          WILLIAM G. GREEN,

                                            SECRETARY

                                                                         ANNEX 1

                            CHIRON CORPORATION 1997
                          EMPLOYEE STOCK PURCHASE PLAN

I.  PURPOSE OF THE PLAN

    This Employee Stock Purchase Plan is intended to promote the interests of Chiron Corporation by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under
Section 423 of the Code. The Plan shall serve as the successor to the Corporation's existing 1988 Employee Stock Purchase Plan (the "Predecessor Plan") and shall supersede the Predecessor Plan as of the Effective Date.

    Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.  ADMINISTRATION OF THE PLAN

    The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

III.  STOCK SUBJECT TO PLAN

    A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan is: (i) the number of shares that remain available for issuance under the Predecessor Plan following the last purchase date thereunder (not to exceed 600,000 shares) plus (ii) an additional increase of 8,000,000 shares.

    B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan,
(ii) the maximum number and class of securities purchasable per Participant and
(iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

IV.  OFFERING PERIODS

    A. Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until (i) all shares of Common Stock available under the Plan have been purchased or (ii), if earlier, the Plan is terminated.

    B. The Plan Administrator shall determine the start date and the length (not to exceed twenty-seven (27) months) of each offering period.

    C. Each offering period shall be comprised of a series of one or more successive Purchase Intervals. The length of the Purchase Intervals shall be determined by the Plan Administrator.

    D. Unless and until the Plan Administrator determines otherwise, each offering period shall be twenty-seven (27) months long and consist of nine (9) quarterly Purchase Intervals.

V.  ELIGIBILITY

    A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date or, unless the Plan Administrator determines otherwise for any offering period, on the first day of any Purchase Interval within that offering period, provided he or she remains an Eligible Employee on that date.

    B. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on the first day of the next Purchase Interval within that offering period or, unless the Plan Administrator determines otherwise for an offering period, on the first day of any subsequent Purchase Interval within that offering period, provided he or she remains an Eligible Employee on that date.

    C. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

    D. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator and file such forms with the Plan Administrator (or its designate) fifteen (15) days (or such other interval as the Plan Administrator shall specify) before his or her scheduled Entry Date.

VI.  PAYROLL DEDUCTIONS

    A. Unless the Plan Administrator specifies otherwise for any offering period, the minimum and maximum percentage of Cash Earnings which each Participant may contribute to the Plan through payroll deductions during an offering period shall be three percent (3%) and fifteen percent (15%), respectively. The Plan Administrator may specify a different minimum and maximum for any offering period; provided, however, that the minimum percentage shall not be less than one percent (1%) and the maximum percentage shall not exceed fifteen percent (15%). Each Participant may then authorize a level of payroll deduction to be in effect for such offering period in any multiple (within the minimum and maximum) of one percent (1%) of the Cash Earnings paid to him or her during each Purchase Interval within that offering period, up to the maximum percentage established by the Plan Administrator for such offering period. The deduction rate authorized by the Participant shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

        (i) The Participant may, at any time during the offering period and subject to such advance notice requirements as the Plan Administrator shall specify, reduce his or her rate of payroll deduction by filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

        (ii) The Participant may, no later than ten (10) days (or such other period as the Plan Administrator shall specify) before the start of a Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the maximum percentage) shall become effective on the start date of the first Purchase Interval following the filing of such form.

    B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately before the last day of that offering period. The amount deducted shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

    C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right.

VII.  PURCHASE RIGHTS

    A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the first day of the offering period (or the first day that he or she is eligible to participate, in the case of a Participant who was not an Eligible Employee on the first day of the offering period) and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth herein. The Participant shall, if the Plan Administrator so requires, execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

    Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

    B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right not previously terminated will be automatically exercised in installments on each successive Purchase Date within the offering period. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

    C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date shall be determined, by dollar amount or by formula, before the beginning of the offering period. However, the purchase price may not be less than (and, until the Plan Administrator determines otherwise, will be) eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the first day of the offering period (or the first day that the Participant became eligible to participate, in the case of a Participant who was not an Eligible Employee on the first day of the offering period) or (ii) the Fair Market Value per share of Common Stock on each such Purchase Date.

    D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during an offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant during any one offering period shall be twenty-four thousand (24,000) shares (or such other number as the Plan Administrator shall specify), subject to periodic adjustments in the event of certain changes in the Corporation's capitalization, prorated, based on the number of months in the offering period to the extent an offering period is shorter than twenty-seven (27) months.

    E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

    F.  TERMINATION OF PURCHASE RIGHT.

        (i) A Participant may, not later than ten (10) days (or such other period as the Plan Administrator shall specify) before the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall be immediately refunded as soon as practicable or, if the Plan Administrator permits for an offering period and the Participant so elects, held for the purchase of shares on the next Purchase Date.

        (ii) The termination of such purchase right shall be irrevocable and the Participant may not subsequently rejoin the Purchase Interval in which the purchase right was terminated or, unless the Plan Administrator determines otherwise for an offering period, the next Purchase Interval, if any, within that offering period. In order to resume participation in the current or any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of any prescribed enrollment forms).

       (iii) Should the Participant cease to remain an Eligible Employee for any reason while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and the Participant's payroll deductions for the Purchase Interval in which the purchase right terminates shall be refunded as soon as practicable. However, unless the Plan Administrator determines otherwise for an offering period, should the Participant die or become permanently disabled while in Eligible Employee status, the Participant or the person or persons to whom the rights of the deceased Participant under the Plan are transferred by will or by the laws of descent and distribution shall have the election, exercisable up until ten (10) days (or such other period as the Plan Administrator shall specify) before the next purchase date following the date that the Participant dies or becomes permanently disabled, to (i) withdraw all the funds in the Participant's payroll account at the time of his/her cessation of Eligible Employee status or (ii) have such funds held for the purchase of shares on such next Purchase Date. If such an election is offered to a Participant, but no election is made by the Participant, then such funds shall automatically be held for the purchase of shares on the next Purchase Date. In no event, however, shall any further payroll deductions be added to the Participant's account following his/her cessation of Employee status. For purposes of the Plan, a Participant shall be deemed to be permanently disabled if he/she is unable, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of at least twelve (12) months, to engage in any substantial gainful employment.

        (iv) Should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then, unless the Participant elects to terminate his or her Purchase Right, the funds collected from the Participant during the Purchase Interval in which active service ceases shall be held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. No further payroll deductions will be collected on the Participant's behalf during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan will automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return.

    G. CORPORATE TRANSACTION. Each outstanding purchase right shall automatically be exercised, immediately before the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share determined as if such date were a regular Purchase Date. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

    The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights before the effective date of the Corporate Transaction.

    H. PRORATION OF PURCHASE RIGHTS. The Plan Administrator may limit the total number of shares that may be purchased in an offering period. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares remaining available for issuance under the Plan or such offering period, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

    I. ASSIGNABILITY. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant other than, to the extent permitted herein, by will or by the laws of descent and distribution, and during the Participant's lifetime the purchase rights shall be exercisable only by the Participant.

    J. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII.  ACCRUAL LIMITATIONS

    A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code
Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

    B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

        (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

        (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

    C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

    D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX.  EFFECTIVE DATE AND TERM OF THE PLAN

    A. The Plan was adopted by the Board on February 28, 1997 and shall become effective at the Effective Time, provided that no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan has been approved by the stockholders of the Corporation and (ii) the Corporation has complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial offering period hereunder shall be refunded.

    B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) February 28, 2007, (ii) the date on which all shares available under the Plan have been issued or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

X.  AMENDMENT OF THE PLAN

    The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Board may not, without the approval of the Corporation's stockholders, increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization. The Plan Administrator may amend or modify outstanding purchase rights, provided however, that no such action shall adversely affect purchase rights at the time outstanding under the Plan unless the holder consents thereto. The Corporation may institute additional equity compensation programs for some or all of the employees of the Corporation and/or its affiliates, which programs shall not be considered an amendment to this Plan.

XI.  GENERAL PROVISIONS

    A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

    B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

    C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                   SCHEDULE A
                         CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN
                            AS OF THE EFFECTIVE TIME
                               CHIRON CORPORATION
                           CHIRON VISION CORPORATION
                         CHIRON DIAGNOSTICS CORPORATION
                            CHIRON BETA CORPORATION

                                    APPENDIX

    The following definitions shall be in effect under the Plan:

    A.  BOARD means the Corporation's Board of Directors.

    B. CASH EARNINGS means (i) the regular basic cash earnings paid to a Participant by one or more Participating Corporations plus (ii) any amount which the Participant would have received in cash but for an election under a cafeteria plan (within the meaning of Code Section 125) or a qualified salary deferral arrangement (within the meaning of Code Section 401(k)). However, Cash Earnings shall not include (I) overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments other than commissions and bonuses that constitute an integral, recurring part of a Participant's compensation, as determined by the Plan Administrator, or (II) any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee pension or welfare benefit plan now or hereafter established.

    C.  CODE shall mean the Internal Revenue Code of 1986, as amended.

    D.  COMMON STOCK shall mean the Corporation's common stock.

    E. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

    F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

        (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

        (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

    G. CORPORATION shall mean Chiron Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Chiron Corporation, which shall by appropriate action adopt the Plan.

    H. EFFECTIVE DATE shall mean such date after the 1997 Annual Stockholders Meeting as the Plan Administrator shall select for the first day of the first offering period under the Plan, provided the Plan is approved by the stockholders at that meeting. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Date shall designate a subsequent Effective Date with respect to its employee-Participants.

    I. ELIGIBLE EMPLOYEE shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

    J. ENTRY DATE shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan.

    K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

        (i) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange. If there are no high or low selling prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

        (ii) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there are no high or low selling prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

    L.  1933 ACT shall mean the Securities Act of 1933, as amended.

    M. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

    N. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Time are listed in attached Schedule A.

    O. PLAN shall mean the Corporation's Employee Stock Purchase Plan, as set forth in this document.

    P. PLAN ADMINISTRATOR shall mean the Board or, if the Board so determines, a committee of Board members appointed by the Board or the delegate of either.

    Q. PREDECESSOR PLAN shall mean the Corporation's 1988 Employee Stock Purchase Plan.

    R.  PURCHASE DATE shall mean the last business day of each Purchase
Interval.

    S. PURCHASE INTERVAL shall mean each successive period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

    T. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

                                                                         ANNEX 2

                         CHIRON 1991 STOCK OPTION PLAN
                  [AS AMENDED AUGUST 14, 1993, APRIL 11, 1994,
            FEBRUARY 24, 1995, MARCH 8, 1996, AND FEBRUARY 28, 1997]

I.  PURPOSES

    This Chiron 1991 Stock Option Plan ("Plan") is intended to enable Chiron Corporation ("Corporation") to attract and retain the following individuals by offering them incentives and rewards, in the form of options, restricted shares, share rights, share units and performance units ("awards") which will encourage them to acquire a proprietary interest in the Corporation, to continue in the service of the Corporation or its subsidiaries, and to provide incentive to build value for stockholders: (a) employees (including officers and directors) of the Corporation and its subsidiaries, (b) non-employee members of the Board of Directors of the Corporation ("Board"), and (c) consultants and independent contractors who perform valuable services for the Corporation and its subsidiaries.

    In addition, the Plan is intended to permit the Corporation to satisfy its obligations in connection with options it assumed pursuant to the terms of the Agreement and Plan of Merger dated as of July 21, 1991 by and among the Corporation, Chiron Acquisition Subsidiary, Inc., and Cetus Corporation ("Agreement"). Upon consummation of the transactions described in the Agreement ("Merger"), the Plan superseded Cetus Corporation's Amended and Restated Common Stock Option Plan and Cetus Corporation's Non-Employee Directors' Stock Option Plan ("Cetus Prior Plans"). Upon stockholder approval in December 1991, this Plan superseded the following Chiron prior plans: the Protos Corporation 1988 Stock Option Plan (upon the merger of Protos into Chiron), the Chiron Ophthalmics, Inc. 1986 Stock Option Plan (upon the merger of Chiron Ophthalmics into a wholly owned subsidiary of Chiron), the Corporation's 1982 Stock Option Plan and the Corporation's 1984 Non-Qualified Stock Option Plan (collectively, "Chiron Prior Plans").

II.  ADMINISTRATION

    The Plan will be administered by a committee or committees appointed by the Board and consisting of one or more members of the Board or a subcommittee or subcommittees thereof. The Board may delegate the responsibility for administration of the Plan with respect to designated classes of award holders to different committees, subject to such limitations as the Board deems appropriate, and each committee may similarly delegate its responsibilities to one or more subcommittees. Members of a committee or subcommittee will serve for such term as the Board or committee may determine, and will be subject to removal by the Board at any time. With respect to any matter, the term "Committee," when used in this Plan, will refer to the committee or subcommittee that has been delegated authority with respect to such matter.

    In determining the composition of any committee or subcommittee, the Board or committee, as the case may be, shall consider the desirability of compliance with the compositional requirements of (i) Rule 16b-3 of the Securities and Exchange Commission with respect to award holders who are subject to the trading restrictions of Section 16(b) of the Securities Exchange Act of 1934 ("1934 Act") with respect to securities of the Corporation and (ii) Section 162(m) of the Internal Revenue Code ("Code") with respect to performance units, but shall not be bound by such compliance.

    (a) AUTHORITY. Each Committee will have full authority to administer the Plan within the scope of its delegated responsibilities, including authority to interpret and construe any relevant provision of the Plan, to adopt such rules and regulations as it may deem necessary, and to determine the terms and conditions of awards made under the Plan (which need not be identical). Decisions of a Committee made within the discretion delegated to it by the Board will be final and binding on all persons who have an interest in the Plan.

III.  ELIGIBILITY FOR AWARDS

    (a) DISCRETIONARY AWARDS. From time to time the Committee may, in its discretion, select individuals from among the following categories to receive awards under the Plan:

        (1) EMPLOYEES. The Committee may select employees of the Corporation or its parent or subsidiaries (including officers, whether or not they are also members of the Board).

        (2) CONSULTANTS AND INDEPENDENT CONTRACTORS. The Committee may select consultants and independent contractors whose services tend to contribute materially to the success of the Corporation or a parent or subsidiary or whose services may reasonably be anticipated to so contribute.

        (3) DIRECTORS. The Committee may select members of the Board or the board of directors of a parent or subsidiary that are not employees of the Corporation, parent or subsidiaries for awards in addition to awards made in accordance with the Plan's automatic grant provisions.

    (b) PERFORMANCE UNITS. Corporate vice-presidents and other executive officers of the Corporation or a parent or subsidiary ("162(m) executives") will be eligible to receive performance units in addition to, or in lieu of, other discretionary awards granted under the Plan.

    (c) AUTOMATIC GRANTS. Members of the Board who are not employees of the Corporation or a subsidiary will receive awards in accordance with the Plan's automatic grant provisions.

    (d) SUBSTITUTE OPTIONS. Upon consummation of the Merger, outstanding options under the Cetus Prior Plans (including related Limited Stock Appreciation Rights) were converted, in the manner and at the exchange ratio specified in the Agreement, into substitute options under this Plan to acquire Common Stock (as defined below). Upon stockholder approval and, with regard to the Protos prior plan options and the Chiron Ophthalmics prior plan options, consummation of the relevant mergers, outstanding options under the Chiron Prior Plans were converted into options under this Plan. These options preserved the exercise price of the outstanding options as adjusted, in the case of options under the Protos Corporation 1988 Stock Option Plan and the Chiron Ophthalmics, Inc. 1986 Stock Option Plan, to reflect the substitution of Common Stock. These options also preserved the other terms and conditions of the outstanding options; provided, however, that on the Effective Date of this Plan, outstanding automatic option grants under the Corporation's 1982 Stock Option Plan were conformed, other than to extend the term, to the Automatic Option Grants under this Plan. Collectively, these options are referred to as "Substitute Options."

IV.  STOCK SUBJECT TO THE PLAN

    (a) CLASS. The stock subject to awards under the Plan is (i) the Corporation's authorized but unissued or reacquired Common Stock ("Common Stock"), or (ii) shares of one or more series of the Corporation's authorized but unissued or reacquired Restricted Common Stock, in the aggregate, "Company Stock." In connection with the grant of awards under the Plan, the Corporation may repurchase shares in the open market or otherwise.

    (b)  AGGREGATE AMOUNT

        (1) SHARES. Subject to adjustment under Sections IV(c) and IV(b)(3), the aggregate maximum number of shares of Company Stock that may be subject to awards under the Plan is 50,262,347 (comprised of the original number of shares authorized under the Plan, including the number of shares of Company Stock remaining for issuance on the Effective Date of this Plan under the Corporation's 1982 Stock Option Plan and the Corporation's 1984 Non-Qualified Stock Option Plan, plus all annual increases thereto through January 1, 1997, plus an increase of 13,000,000 shares by amendment effective February 28, 1997). Notwithstanding the foregoing, as of the first day of each fiscal year beginning after January 1, 1997 the aggregate number of shares of Company Stock that may be subject to awards under the Plan will be increased by 1.50% of the number of Chiron Common

    Equivalent Shares outstanding as of last day of the preceding fiscal year. Subject to adjustment under Section IV(c), the maximum number of shares of Company Stock with respect to which awards may be granted to any employee during the term of the Plan is 4,000,000 shares. Subject to adjustment under Sections IV(c) and IV(b)(3), not more than 50,262,347 shares of Company Stock, increased, as of the first day of each fiscal year beginning after January 1, 1997, by 1.50% of the number of Chiron Common Equivalent Shares outstanding as of December 31, 1996, may be subject to Incentive Options (as defined below) granted under the Plan after the Effective Date. "Chiron Common Equivalent Shares" are the total number of outstanding shares of Common Stock plus the total number of shares of Common Stock issuable upon conversion or exercise of outstanding warrants, options and convertible securities. In no event will more than 2,000,000 shares of Restricted Common Stock, whether in a single series or in multiple series, be subject to awards under the Plan.

        (2) RESTRICTED COMMON STOCK. Shares of Restricted Common Stock may be issued under the Plan in one or more separate series. The rights, preferences and privileges, together with the restrictions and limitations and the number of shares, of each series of Restricted Common Stock issuable under the Plan will be set forth in the Corporation's Certificate of Determination of Preferences of Common Stock ("Certificate") as in effect from time to time during the term of the Plan. Shares of each series of Restricted Common Stock will be convertible or exchangeable into shares of Common Stock in accordance with the terms and provisions of the Certificate applicable to that series.

        (3) REUSE OF SHARES. If any outstanding option under the Chiron Prior Plans, the Cetus Prior Plans or this Plan (including the Substitute Options) expires or is terminated or canceled for any reason (including pursuant to Section X of the Plan but other than pursuant to surrender of the option for a cash payment in accordance with Section XIII of the Plan) before being exercised for the full number of shares to which it applies, then the shares allocable to the unexercised portion of such option will not be charged against the limitations of Section IV(b)(1) and will become available for subsequent grants under the Plan. To the extent that a share right or share unit expires or is terminated, or is canceled or forfeited for any reason without being paid in cash or shares of Company Stock, any remaining shares allocable to the unpaid portion of such share right or share unit shall not be charged against the limitations of Section IV(b)(1) and will become available again for subsequent grants under the Plan. Unvested shares issued under the Plan and subsequently cancelled, forfeited or repurchased by the Corporation at the original exercise or issue price paid per share pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under Section IV(b)(1). Shares subject to any option or portion of an option surrendered in accordance with the "Surrender of Options for Cash or Stock" provisions of this Plan and shares for which a cash payment is made in lieu thereof under a restricted share, share unit or share right will not be available for subsequent awards under the Plan. If the exercise price of an option under the Plan is paid with shares of Common Stock or if shares of Common Stock otherwise issuable under the Plan are withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under
    Section IV(b)(1) shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

    (c) ADJUSTMENTS. In the event any change is made to the Company Stock subject to the Plan (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change in corporate or capital structure of the Corporation affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration) then, unless such change results in the termination of all awards, the Committee will make appropriate adjustments to (i) the number and/or class of securities available under the Plan, (ii) the number and/or class of securities for which any one person may be granted awards under the Plan, (iii) the number and/or class of securities to be made under automatic grants to non-employee directors, and (iv) the number and/or class of securities and, where applicable, price per share of securities subject to outstanding awards. Such adjustments are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits of awards and shall be final, binding and conclusive.

V.  TERMS AND CONDITIONS OF DISCRETIONARY OPTIONS

    Discretionary stock options granted under the Plan may, in the Committee's discretion, be either incentive stock options ("Incentive Options") qualifying under Section 422 of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), or nonstatutory options. Individuals who are not employees of the Corporation or its subsidiaries may only be granted nonstatutory options. Options will be evidenced by instruments in such form as the Committee may from time to time approve. These instruments will conform to the following terms and conditions and, in the discretion of the Committee, may contain such other terms, conditions and restrictions as are not inconsistent with the following:

    (a) OPTION PRICE. The option price per share will be fixed by the Committee, but in no event will the option price per share be less than eighty-five percent (85%) of the Fair Market Value of the option shares on the date of the option grant; provided, however, that in no event will the option price per share of an Incentive Option be less than one hundred percent (100%) of the Fair Market Value of the option shares on the date of the option grant. Notwithstanding the foregoing, Substitute Options will have an option price per share determined pursuant to Section III(d) of this Plan.

    (b)  NUMBER OF SHARES, TERM AND EXERCISE

        (1) TERM AND NUMBER. Each option granted under the Plan will be exercisable on such date or dates, during such period, and for such number of shares of Company Stock as the Committee determines and sets forth in the instrument evidencing the option. No option granted under the Plan will have an expiration date that is more than 10 years after the date of the option grant.

        (2) EXERCISE. After any option granted under the Plan becomes exercisable, it may be exercised by notice to the Corporation at any time prior to the termination of such option. Except as authorized by the Committee in accordance with Section VIII, the option price for the number of shares for which the option is exercised will become due and payable upon exercise.

        (3) PAYMENT. The option price will be payable in full in cash (including cash equivalents); provided, however, that the Committee may, either at the time the option is granted or at the time it is exercised and subject to such limitations as it may determine, authorize payment of all or a portion of the option price in one or a combination of the following alternative forms:

            (i) a promissory note authorized pursuant to Section VIII;

            (ii) full payment in shares of Common Stock valued as of the exercise date and held for the requisite period to avoid a charge to the Corporation's earnings; or

           (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable written instructions to
       (a) a Corporation-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

    (c) TERMINATION OF SERVICES. The Committee will determine and set forth in each option whether the option will continue to be exercisable, and the terms and conditions of such exercise, on and after the date that an optionee ceases to be employed by, or to provide services to, the Corporation or its subsidiaries. The date of termination of an optionee's employment or services will be determined by the Committee, which determination will be final.

    (d) INCENTIVE OPTIONS. Options granted under the Plan that are intended to be Incentive Options will be subject to the following additional terms and conditions:

        (1) DOLLAR LIMITATION. To the extent that the aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares with respect to which options that are granted after 1986 and that would otherwise be Incentive Options are exercisable for the first time by any individual during any calendar year under the Plan (or any other plan of the Corporation, a parent or subsidiary corporation or predecessor thereof) exceeds the sum of $100,000 (or such greater amount as may be permitted under the Internal Revenue Code), whether by reason of acceleration or otherwise, such options will not be treated as Incentive Options. In making such a determination, options will be taken into account in the order in which they were granted.

        (2) 10% STOCKHOLDER. If any employee to whom an Incentive Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of stock (determined with application of the ownership attribution rules of Section 424(d) of the Internal Revenue Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporation ("10% Stockholder"), then the following special provisions will apply to the option granted to such individual:

            (i) The option price per share of the stock subject to such Incentive Option will not be less than one hundred ten percent (110%) of the Fair Market Value of the option shares on the date of grant; and

            (ii) The option will not have a term in excess of five (5) years from the date of grant.

        (3) PARENT AND SUBSIDIARY. For purposes of this Section V(d), "parent corporation" and "subsidiary corporation" will have the meaning attributed to those terms, as they are used in Section 422(b) of the Internal Revenue Code.

    (e)  WITHHOLDING

        (1) OBLIGATION. The Corporation's obligation to deliver stock certificates upon the exercise of an option will be subject to the option holder's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

        (2) PAYMENT. In the event that an option holder is required to pay to the Corporation an amount with respect to income and employment tax withholding obligations in connection with exercise of an option, the Committee may, in its discretion and subject to such limitations and rules as it may adopt, permit the option holder to satisfy the obligation, in whole or in part, by delivering shares of Common Stock already held by the option holder or by making an irrevocable election that a portion of the total value of the shares subject to the option be paid in the form of cash in lieu of the issuance of Company Stock, and that such cash payment be applied to the satisfaction of the withholding obligations.

VI. DISCRETIONARY RESTRICTED SHARES, SHARE RIGHTS, SHARE UNITS AND PERFORMANCE UNITS

    (a)  NATURE OF AWARDS

        (1) RESTRICTED SHARES. A restricted share granted under the Plan shall consist of shares of Company Stock, the retention and transfer of which is subject to such terms, conditions and restrictions (whether based on performance standards or periods of service or otherwise and including repurchase and/or forfeiture rights in favor of the Corporation) as the Committee shall determine. The terms, conditions and restrictions to which restricted shares are subject shall be evidenced by instruments in such form as the Committee may from time to time approve and may vary from grant to grant. The Committee shall have the absolute discretion to determine whether any consideration (other than the services of the potential award holder) is to be received by the Corporation or its subsidiaries as a condition precedent to the issuance of restricted shares.

        (2) SHARE RIGHTS. A share right granted under the Plan shall consist of the right, subject to such terms, conditions and restrictions (whether based on performance standards or periods of service or otherwise), to receive a share of Company Stock (together with cash dividend equivalents if so determined by the Committee) as the Committee shall determine and shall be evidenced by instruments in such form as the Committee may from time to time approve. The Committee shall have the absolute discretion to determine whether any consideration (other than the services of the potential award holder) is to be received by the Corporation or its subsidiaries as a condition precedent to the issuance of shares pursuant to share rights. The terms, conditions and restrictions to which share rights are subject may vary from grant to grant.

        (3) SHARE UNITS. A share unit granted under the Plan shall consist of the right to receive an amount in cash equal to the Fair Market Value of one share of Company Stock on the date of valuation of the unit (together with cash dividend equivalents if so determined by the Committee) less such amount, if any, as the Committee shall specify. The date of valuation and payment of cash under a share unit and the conditions, if any, to which such payment will be subject (whether based on performance standards or periods of service or otherwise) shall be determined by the Committee. The terms, conditions and restrictions to which share units are subject may vary from grant to grant.

    (b) WITHHOLDING. The Committee may require, or permit an award holder to elect, that a portion of the total value of the shares of Common Stock subject to restricted shares or share rights held by one or more award holders be paid in the form of cash in lieu of the issuance of Company Stock and that such cash payment be applied to the satisfaction of the federal, state and local income and employment tax withholding obligations that arise at the time the restricted shares and share rights become free of all restrictions under the Plan.

    (c) CASH PAYMENTS. The Committee may provide award holders with an election to receive a percentage of the total value of the Company Stock subject to restricted shares or share rights in the form of a cash payment, subject to such terms, conditions and restrictions as the Committee shall specify.

    (d) ELECTIVE AND TANDEM AWARDS. The Committee may award restricted shares, share rights, and share units independently of other compensation or in lieu of compensation that would otherwise be paid in cash or stock options, whether at the election of the potential award holder or otherwise. The number of restricted shares, share rights or share units to be awarded in lieu of any cash compensation amount or number of stock options shall be determined by the Committee in its sole discretion and need not be equal to such foregone compensation in Fair Market Value. In addition, restricted shares, share rights, and share units may be awarded in tandem with stock options, so that a portion of such award becomes payable or becomes free of restrictions only if and to the extent that the tandem options are not exercised or are forfeited, subject to such terms and conditions as the Committee may specify.

    (e) MODIFICATION OF AWARDS. Except to the extent an award is granted as a performance unit, the Committee may, in its sole discretion, modify or waive any or all of the terms, conditions or restrictions applicable to any outstanding restricted share, share right or share unit; provided, however, that no such modification or waiver shall, without the consent of the holder of an outstanding award, adversely affect the holder's rights thereunder.

    (f) PERFORMANCE UNITS. Effective March 8, 1996, the Committee may grant restricted shares, share rights and share units to 162(m) executives that comply with the requirements of Code Section 162(m).

Performance units will become payable or vest upon attainment of specified performance goals over a specified performance period.

        (1) PERFORMANCE GOALS. The Committee will determine the Corporation performance goal or goals that must be met to achieve the maximum payout within the shorter of the first 90 days of the specified performance period over which the performance goal or goals will be measured, or 25% of such performance period. The Committee may establish a goal based on more than one performance criteria, or may establish multiple goals, but any payout must be based on the satisfaction of at least one goal. The Committee may provide for different levels of payouts based on relative performance toward a performance goal.

        (2) PERFORMANCE CRITERIA. Performance units may be based on one or more of the following performance criteria: total shareholder return; the achievement of a specified closing or average closing price of Common Stock; the absolute or percentage increase in the closing or average closing price of Common Stock and/or one or more of the following measures of the Corporation's net income for the specified performance period determined in accordance with generally accepted accounting principles as consistently applied by the Corporation: absolute net income or a percentage or absolute dollar increase in net income, earnings per share or a percentage or absolute dollar increase in earnings per share, or return on assets employed or equity or a percentage or absolute dollar increase in return on assets employed or equity; or the Corporation's absolute gross revenues or a percentage or absolute dollar increase in gross revenues for the specified performance period determined in accordance with generally accepted accounting principles as consistently applied by the Corporation. The awards may based on the Corporation's performance alone, or the Corporation's performance may be measured against variously weighted published benchmark indices that the Committee determines are representative of the Corporation's peer group, which indices may include the Standard & Poor's Health Care Composite Index, the Standard & Poor's Health Care Diversified Index, and the AMEX Biotechnology Index, among others.

    For purposes of this Plan, net income and gross revenues shall be net income and gross revenues of the Corporation and its consolidated subsidiaries as reported by the Corporation and certified by its independent public accountants, but the Committee in fixing any goal may exclude any or all of the following if they have a material effect on annual net income or gross revenues: events or transactions that are either unusual in nature or infrequent in occurrence (such as restructuring/reorganization charges, the purchase or sale of in process technology, the sale or discontinuance of a business segment, the sale of investment securities, losses from litigation, the cumulative effect of changes in accounting principles and natural disasters), depreciation, interest or taxes.

        (3) REDUCTION OR CANCELLATION OF PERFORMANCE UNITS. Final payouts are subject to the approval of the Committee, which may reserve the absolute discretion to reduce or cancel any payout thereunder.

VII.  AUTOMATIC AWARDS TO DIRECTORS

    (a) OPTIONS. Effective March 8, 1996, non-employee members of the Board ("Eligible Directors") will automatically be granted nonstatutory options ("Automatic Options") to purchase the number of shares of Common Stock determined as set forth below (subject to adjustment under Section IV(c) hereof) on the dates and terms set forth below:

        (1) OPTION GRANTS. On the last business day of the second quarter of each fiscal year of the Corporation ("Automatic Grant Date"), each continuing Eligible Director (including each Eligible Director who is newly elected or appointed on the Automatic Grant Date) will receive an Automatic Option to purchase that number of whole shares of Common Stock determined by dividing $100,000 by the Average Stock Price on the Automatic Grant Date.

        (2) PRO-RATA OPTION GRANTS. Each person who is newly elected or appointed as an Eligible Director on a date other than an Automatic Grant Date, will receive, on the date of such election or appointment, an Automatic Option to purchase a pro-rata number of whole shares of Common Stock determined by multiplying $8,333.33 by the number of whole calendar months between the date of the Eligible Director's election or appointment and the next Automatic Grant Date, and dividing that number by the Average Stock Price of a share of Common Stock on the grant date.

        (3) ADVISORY COUNSELLORS. Advisory Counsellors of Cetus will not qualify for Automatic Option Grants.

        (4) TERMS AND CONDITIONS. The terms and conditions applicable to each Automatic Option Grant will be as follows:

           (i) PRICE. The option price per share will be equal to one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant;

           (ii) TERM. Each Automatic Option will have a term of ten (10) years, measured from the date of grant, and will be exercisable at any time during the term for all or any part of the covered shares; provided, however, that no Automatic Options may be exercised prior to approval of the Plan by the Corporation's stockholders.

           (iii) REPURCHASE. The shares purchased under the Automatic Options will be subject to repurchase by the Corporation at the original exercise price in the event an optionee ceases to provide services to the Corporation or its subsidiaries as a director, an employee, a consultant or an independent contractor. The Corporation's repurchase rights will lapse, and the optionee's interest in the purchased shares will vest, in a series of equal annual installments over the five-year period measured from the grant date, provided the optionee continues to provide such services. In addition, the Corporation's repurchase right will lapse in its entirety, and the Automatic Options will become fully vested, should one or more of the following events occur while the optionee is providing such services: (A) the optionee's death, or (B) the optionee's permanent disability.

           (iv) PAYMENT. Upon exercise of the Automatic Option, the option price for the purchased shares will become payable immediately in cash or in shares of Common Stock that the optionee has held for at least six (6) months. Payment may also be made by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the option price.

           (v) CESSATION. In the event the optionee ceases to provide services to the Corporation or its subsidiaries as a director, an employee, a consultant or an independent contractor, the Automatic Option may be exercised, within the term of the Automatic Option, for a period of three
       (3) months after the date of such cessation (twelve (12) months in the case of cessation by reason of disability or death). In the case of death, the Automatic Option may be exercised within such period by the estate or heirs of the optionee.

    (b) SHARE RIGHTS. Effective March 8, 1996, Eligible Directors will automatically be granted share rights ("Automatic Share Rights") to receive the number of shares of Common Stock determined as set forth below (subject to adjustment under Section IV(c) hereof) on the dates and terms set forth below:

        (1) NEW DIRECTORS. Each newly elected or appointed Eligible Director will be granted, on the date of such election or appointment, an Automatic Share Right to purchase that number of whole shares determined by dividing $40,000 by the Average Stock Price on the grant date.

        (2)  CONTINUING DIRECTORS.

           (i) FULL GRANTS. Subject to Subsection VII(b)(2)(ii) below, on each Automatic Grant Date, each incumbent, continuing Eligible Director will be granted an Automatic Share Right to receive that number of whole shares of Common Stock determined by dividing $25,000 by the Average Stock Price on the Automatic Grant Date. Notwithstanding the foregoing, on the Automatic Grant Date occurring in June 1996, each continuing Eligible Director elected or appointed before March 8, 1996, will be granted an Automatic Share Right to receive that number of whole shares determined by using the $40,000 in lieu of the $25,000 figure.

           (ii) PRO-RATA GRANTS. If an Eligible Director is newly elected or appointed on a date other than an Automatic Grant Date, on the immediately succeeding Automatic Grant Date, such Eligible Director will be granted a pro-rata Automatic Share Right to receive the number of whole shares of Common Stock determined by multiplying the number of whole calendar months since the Eligible Director's election or appointment by $2,083.33 and dividing the product by the Average Stock Price on the Automatic Grant Date.

        (3) ADVISORY COUNSELLORS. Advisory Counsellors of Cetus will not qualify for Automatic Share Rights.

        (4) TERMS AND CONDITIONS. The terms and conditions applicable to each Automatic Share Right will be as follows:

           (i) TERM. Each Automatic Share Right will have a term of five (5) years, measured from the grant date.

           (ii) VESTING. The Automatic Share Right will vest in a series of equal annual installments over the five-year period measured from the grant date, provided the Eligible Director continues to provide services to the Corporation or its subsidiaries as a director, an employee, a consultant or an independent contractor. Shares of Common Stock will be issued in satisfaction of the Automatic Share Right as the Automatic Share Right vests. In addition, full vesting will occur should one or more of the following events occur while the Eligible Director is providing such services: (A) the Eligible Director's death, or (B) the Eligible Director's permanent disability.

           (iii) CESSATION. In the event the Eligible Director ceases to provide services to the Corporation or its subsidiaries as a director, an employee, a consultant or an independent contractor, the Automatic Share Right shall terminate with respect to the unvested portion of the Award.

    (c) COST-OF-LIVING INCREASES. Each dollar value used in this Article VII will be subject to annual cost-of-living increases. The increases will be based on the Consumer Price Index, and will occur automatically beginning with the 1997 Automatic Grant Date.

    (d) AVERAGE STOCK PRICE. Average Stock Price means the average closing price of one share of Common Stock as reported on the Nasdaq National Market System for the previous twelve month period ending on the last day of the month before the grant date of the award.

VIII.  LOANS AND INSTALLMENT PAYMENTS

    In order to assist an award holder (including an employee who is an officer or director of the Corporation) in the acquisition of shares of Company Stock pursuant to an award granted under the Plan (other than pursuant to the Automatic Option Grant provisions of this Plan), the Committee may authorize, at either the time of the grant of an award or the time of the acquisition of Company Stock pursuant to the award (i) the extension of a loan to the award holder by the Corporation, (ii) the payment by the award holder of the purchase price, if any, of the Company Stock in installments, or (iii) the guarantee by the Corporation of a loan obtained by the award holder from a third party. The terms of any loans, guarantees or installment payments, including the interest rate and terms of repayment, will be subject to the discretion of the Committee. Loans, installment payments and guarantees may be granted without security, the maximum credit available being the purchase price, if any, of the Company Stock acquired plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.

IX.  ASSIGNABILITY

    No award granted under the Plan is assignable or transferable by the award holder other than by Will or by the laws of descent and distribution, and during the lifetime of the award holder, only the award holder may exercise options or exercise the rights provided under awards granted under the Plan. However, if and to the extent that the Committee so authorizes at the time an award is granted or amended, an option or other award may, in connection with the holder's estate plan, be assigned in whole or in part during the grantee's lifetime to one or more members of the grantee's immediate family or to a trust established exclusively for one or more such family members. Rights under the assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate.

X.  CANCELLATION AND NEW GRANT OF OPTIONS

    The Committee will have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan, a Cetus Prior Plan or a Chiron Prior Plan (other than options granted under automatic option grant provisions of these plans) and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares, but having an option price per share not less than eighty-five percent (85%) of the Fair Market Value on the new grant date or, in the case of an Incentive Option, one hundred percent (100%) of the Fair Market Value on the new grant date (or, in the case of an Incentive Option granted to a 10% Stockholder, one hundred ten percent (110%) of such Fair Market Value).

XI.  ACCELERATION AND TERMINATION OF AWARDS

    (a) ACCELERATION. In the event of an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Corporation by means of a sale, merger, reorganization, or liquidation, each award will be automatically accelerated so that (1) options become fully exercisable with respect to the total number of shares purchasable under the options; (2) restrictions on restricted shares will be eliminated, and the shares will immediately vest; and (3) share rights and share units will immediately vest and become payable. The Committee may also provide for the automatic termination of repurchase rights upon the occurrence of such an event.

    (b) NO ACCELERATION. No acceleration of awards will occur if the terms of the agreement require as a prerequisite to the consummation of any such sale, merger, reorganization or liquidation that each such award will be either assumed by the successor corporation or parent thereof or be replaced with a comparable award subject to shares of the successor corporation or parent thereof. The determination of such comparability will be made by the Committee, and its determination will be final, binding and conclusive. Upon consummation of the sale, merger, reorganization or liquidation contemplated by the agreement, all awards, whether or not accelerated, will terminate unless assumed pursuant to a written agreement by the successor corporation or parent thereof.

    (c) CORPORATE STRUCTURE. The grant of awards under this Plan will in no way affect the right of the Corporation to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

XII.  VALUATION

    With regard to all Substitute Options, Fair Market Value will be determined in accordance with the relevant option plan documents on the date that the outstanding options were granted. With regard to awards granted under this Plan, for all valuation purposes under the Plan, the Fair Market Value of a share of Common Stock or Restricted Common Stock (as the case may be) on any relevant date will be determined in accordance with the following provisions:

    (a) If the Common Stock or Restricted Common Stock is not at the time listed or admitted to trading on any stock exchange, but is traded in the over-the-counter market, the Fair Market Value will be the average between the reported high price and the reported low price of one share of Common Stock or Restricted Common Stock (as the case may be) on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system.

    (b) If the Common Stock or Restricted Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value will be the average between the reported high price and the reported low price of one share of Common Stock or Restricted Common Stock (as the case may be) on the date in question on the stock exchange that is the primary market for the stock, as such prices are officially quoted on such exchange.

    (c) If the Common Stock or Restricted Common Stock (as the case may be) is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Committee determines that neither subparagraph (a) nor subparagraph (b) above reflects Fair Market Value of the stock and the award was not granted pursuant to the Plan's Automatic Award provisions, then the Fair Market Value will be determined by the Committee after taking into account such factors as the Committee deems appropriate, or in the case of Automatic Awards, by an independent third party valuation.

XIII.  SURRENDER OF OPTIONS FOR CASH OR STOCK

    (a) STOCK APPRECIATION RIGHTS. If, and only if the Committee, in its discretion, elects to implement an option surrender program under the Plan, one or more option holders may, upon such terms and conditions as the Committee may establish at the time of the option grant or at any time thereafter, be granted the right to surrender all or part of an unexercised option in exchange for a distribution equal in amount to the difference between (i) the Fair Market Value (at date of surrender) of the shares for which the surrendered option or portion thereof is at the time exercisable and (ii) the aggregate option price payable for such shares. The distribution to which an option holder becomes entitled under this Section may be made in shares of Common Stock or Restricted Common Stock, valued at Fair Market Value at the date of surrender, in cash, or partly in shares and partly in cash, as the Committee, in its sole discretion, deems appropriate. The option surrender provisions of this Section will not apply to options granted pursuant to the Automatic Option Grant provisions of this Plan.

    (b) LIMITED STOCK APPRECIATION RIGHTS. If outstanding options of Cetus for which Substitute Options are issued pursuant to Section III(d) have Limited Stock Appreciation Rights ("LSARs") attached thereto, then each such LSAR shall be honored by the Corporation in accordance with its terms and remain exercisable for a period of 60 days following the date that stockholders of Cetus approve the Merger; provided, however, that if the LSAR was originally granted within 6 months of the date that Cetus stockholders approve the Merger, then the LSAR will be exercisable for a period of 60 days following expiration of such six-month period. Upon expiration of the applicable 60-day period, each such LSAR not previously exercised shall expire. Upon exercise of an LSAR, the related option will be cancelled, and Chiron will pay to the LSAR holder an amount in cash for each share with respect to which the LSAR is exercised determined in accordance with the terms of the Cetus Prior Plans.

XIV.  REPURCHASE RIGHTS

    The Committee may, in its discretion, establish as a term of one or more awards granted under the Plan that the Corporation (or its assigns) will have the right, exercisable upon the award holder's termination of employment with, or cessation of services for, the Corporation and its subsidiaries, to repurchase at the original price paid, if any, for such shares of (1) Company Stock acquired by the award holder pursuant to the granted award, or (2) Common Stock into which acquired Restricted Common Stock may have been converted or for which Restricted Common Stock may have been exchanged. Any such repurchase right will be exercisable by the Corporation (or its assigns) upon such terms and conditions (including provisions for the expiration of such right in one or more installments) as the Committee may specify in the instrument evidencing such right. The Committee will also have full power and authority to provide for the automatic termination of the Corporation's repurchase rights, in whole or in part, thereby accelerating the vesting of any or all of the purchased shares (other than purchased shares obtained pursuant to the Automatic Award provisions of this Plan) upon the occurrence of any change in control specified in Article XI.

XV.  RIGHT OF FIRST REFUSAL

    The Committee may, in its discretion, establish as a term of one or more awards granted under the Plan that the Corporation has a right of first refusal with respect to the proposed disposition by the award holder (or any successor in interest by reason of purchase, gift or other mode of transfer) of any shares of (1) Company Stock acquired by the award holder pursuant to the granted award, or (2) Common Stock into which purchased Restricted Common Stock may have been converted or for which acquired Restricted Common Stock may have been exchanged. Any such right of first refusal will be exercisable by the Corporation or its assigns in accordance with the terms and conditions specified in the instrument evidencing such right.

XVI.  EFFECTIVE DATE AND TERM OF PLAN

    (a) EFFECTIVE DATE. The Plan became effective on December 10, 1991, the date that it was approved by the Corporation's stockholders. The Plan was subsequently amended on several occasions and, as amended through March 8, 1996, was approved by the Corporation's stockholders on May 16, 1996. The Plan was further amended on February 28, 1997, subject to approval of the Corporation's stockholders. Any awards granted under the amended provisions of the Plan adopted February 28, 1997 will, solely to the extent that such amendments are necessary to permit such grants, be granted subject to approval by the Corporation's stockholders. If such stockholder approval of the amendments is not obtained by February 28, 1998, the Plan will continue in accordance with the Plan provisions in effect immediately prior to such amendments.

    (b) TERM. Incentive Options may be granted under the Plan only within ten years of the Effective Date of the Plan. Subject to this limitation, the Committee may grant awards under the Plan at any time after the Effective Date of the Plan and before the Plan is terminated by the Board.

XVII.  AMENDMENT OR DISCONTINUANCE

    (a) BOARD. The Board may amend, suspend or discontinue the Plan in whole or in part at any time; provided, however, that (a) except to the extent necessary to qualify as Incentive Options any or all options granted under the Plan that are intended to so qualify, such action may not, without the consent of the award holder, adversely affect rights and obligations with respect to awards outstanding under the Plan; (b) certain amendments may, as determined by the Board in its sole discretion, require stockholder approval pursuant to applicable laws or regulations.

    (b) COMMITTEE. The Committee will have full power and authority to modify or waive any or all of the terms, conditions or restrictions applicable to any outstanding award (other than Automatic Option Grants), to the extent not inconsistent with the Plan.

    (c) SUBSTITUTE OPTIONS. Substitute Options will be subject to amendment in accordance with the terms of this Plan.

XVIII.  NO OBLIGATION

    Nothing contained in the Plan (or in any award granted under this Plan, a Chiron Prior Plan or a Cetus Prior Plan) shall confer upon any employee, consultant, or independent contractor any right to continue in the employ of, or to provide services to, the Corporation or any affiliate or constitute a contract or agreement of employment or for the provision of services, or interfere in any way with the right of the Corporation or an affiliate to reduce such employee's, consultant's or independent contractor's compensation from the rate in existence at the time of the granting of an award or to terminate such employee's, consultant's or independent contractor's employment or services at any time, with or without cause; but nothing contained in the Plan or in any award granted under this Plan shall affect any contractual rights of an employee pursuant to a written employment agreement.

XIX.  USE OF PROCEEDS

    The cash proceeds received by the Corporation pursuant to awards granted under the Plan will be used for general corporate purposes.

XX.  COMPLIANCE

    (a) FEDERAL AND STATE LAWS. No option may be exercised, and the Corporation will not be obligated to issue stock under any award unless, in the opinion of counsel for the Corporation, such exercise and issuance is in compliance with all applicable federal and state securities laws. As a condition to the grant of any award, or to the issuance of stock under any award, the Committee may require that the award holder agree to comply with such provisions of federal and state securities laws as may be applicable to such grant, or to the sale of stock acquired pursuant to the Plan, and that the award holder deliver to the Corporation a written agreement, in form and substance satisfactory to the Corporation and its counsel, implementing such agreement.

    (b) INFORMATION. The Corporation will furnish to each award holder participating in the Plan (other than a key employee or a director) a copy of the Corporation's Annual Report to Stockholders for the most recent fiscal year, and additional copies will be furnished, without charge, to such award holders upon request to the Secretary of the Corporation.

                                   APPENDIX A
           SPECIAL PROVISIONS RELATED TO 1995 CIBA-GEIGY TRANSACTION

    Those persons holding options to acquire shares of Common Stock under the Corporation's 1991 Stock Option Plan on November 20, 1994 are granted the following rights ("Rights") with respect to each such option:

    (i) the right to receive upon the closing of the tender offer contemplated under the Investment Agreement entered into on such date among the Corporation and Ciba-Geigy Limited, Ciba-Geigy Corporation and Ciba Biotech Partnership, Inc. (the "Closing") a cash payment equal to (A) 37.33% of the number of shares of Common Stock with respect to which each such option would first become exercisable in calendar year 1995 multiplied by (B) the difference between $117 per share and the exercise price per share of such option with respect to such shares and

    (ii) with respect to the remaining shares of Common Stock subject to each such option, the right, exercisable at any time after the later of the Closing or the date that such an option first becomes exercisable with respect to such shares, to surrender that portion of such option relating to 37.33% of such shares in return for a cash payment equal (A) to the difference between $117 per share and the exercise price per share of such option multiplied by (B) the number of shares with respect to which such option is so surrendered. However, the grant and exercise of any such right with respect to any officer or director subject to Section 16 of the Securities Exchange Act of 1934 shall be subject to stockholder approval of the grant of such rights at the Corporation's 1995 stockholder meeting. The grant of such rights, which are made with respect to 1,858,776 optioned shares shall be in addition to, and shall not count against, the aggregate and annual limits on the number of shares with respect to which other awards under the Plan may be made to all individuals and/or a single individual.

                               CHIRON CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Dr. William J. Rutter and Dr. Edward E. Penhoet, and each of them, with full power of substitution, the proxies of the undersigned to vote all shares of Common Stock of Chiron Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 1450 53rd Street, Emeryville, California, on May 15, 1997 at 10:00 a.m., and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat:

                                                                I PLAN TO ATTEND
                                                               THE MEETING
                                                                   / /

1.  ELECTION OF DIRECTORS    / / FOR all nominees listed  / / WITHHOLD AUTHORITY
    (THE BOARD OF DIRECTORS  below                           to vote for all
    RECOMMENDS A VOTE FOR.)     (except as marked to the     nominees listed
                             contrary below.)                below.

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

       Dr. Alex Krauer - Dr. Pieter J. Strijkert - Dr. Donald A. Glaser -
                              Dr. Paul L. Herrling

2. Proposal to approve and adopt the Company's 1997 Employee Stock Purchase Plan, as set forth in the Chiron Corporation Proxy Statement for the Annual Meeting of Stockholders to be held May 15, 1997. (The Board of Directors recommends a vote FOR.)

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3. Proposal to approve amended Chiron 1991 Stock Option Plan: (a) to increase the maximum number of shares that may be issued under the Plan by 13 million shares to 50,262,347 shares; (b) to increase by 28,673,531 shares the number of shares to be issued under incentive stock options in order to permit all shares authorized to be issued under the Plan (50,262,347) to be so issued;
    (c) to authorize discretionary grants of options and other awards to non-employee directors and (d) to eliminate certain regulatory restrictions, including restrictions on Plan amendments, as permitted by recent amendments to Rule 16b-3 issued by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934 as set forth in the Chiron Corporation Proxy Statement for the Annual Meeting of Stockholders to be held May 15, 1997. (The Board of Directors recommends a vote FOR.)

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

4. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending December 31, 1997. (The Board of Directors recommends a vote FOR.)

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.
                                            Dated ________________________, 1997

                                                  (Be Sure to Date Proxy)
                                            ____________________________________

                                                         Signature
                                            ____________________________________

                                                         Signature

                                            Please sign exactly as name appears
                                            at left. When shares are held by
                                            joint tenants, both should sign.
                                            When signing as attorney, executor,
                                            administrator, trustee, or guardian,
                                            please give full title as such. If a
                                            corporation, please sign in full
                                            corporate name by President or other
                                            authorized person. If a partnership,
                                            please sign in full partnership name
                                            by authorized person.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.